Exhibit 99.2

Quarterly Investor Supplement

December 31, 2015

This report should be read in conjunction with Voya Financial, Inc.‘s Annual Report on Form 10-K for the year ended December 31, 2015. Voya Financial’s Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited. Results for the prior periods reflect revisions to Voya Financial, Inc.’s financial statements, to correct an overstatement of liabilities, identified during the second quarter of 2015, related to the embedded derivative in certain guaranteed minimum withdrawal with life payouts products in the Closed Block Variable Annuity segment. The correction was not material to the previously filed quarterly and annual financial statements in the Company’s Quarterly reports on Form 10-Q and Annual reports on Form 10-K. As a result, amendment of such reports is not required. For a further description, please refer to Voya Financial, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, which will be filed on or before February 29, 2016. The revisions are identified on page 48 of this document and all numbers, including related income tax expenses (benefits) have been updated throughout the document. Results for Closed Block Institutional Spread Products are reflected within the Closed Block Other segment in the Company’s Annual report on Form 10-K for the year ended December 31, 2015, which will be filed on or before February 29, 2016. The results will be combined herein beginning in the first quarter of 2016.

Voya Financial

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Table of Contents

	Page
Consolidated	
Explanatory Note on Non-GAAP Financial Information	3 - 4
Organizational Chart	5
Key Metrics	6
Adjusted Operating Return on Capital and Return on Equity	7
Adjusted Operating Earnings Before Interest, After Income Taxes	8
Operating Revenues and Operating Earnings by Segment	9
Adjusted Operating Earnings by Segment	10
Consolidated Balance Sheets	11
Consolidated Statements of Operations	12
Ongoing Business Sources of Operating Earnings	13
Consolidated Earnings Before Income Taxes	14
Operating Earnings by Segment (QTD & YTD)	15 - 16
DAC/VOBA Segment Trends	17
Consolidated Capital Structure	18
Consolidated Assets Under Management/Assets Under Administration	19
Retirement	
Sources of Operating Earnings	21
Operating Earnings	22
Assets Under Management/Assets Under Administration	23
Assets Under Management Rollforward	24
Annuities	
Sources of Operating Earnings	26
Operating Earnings	27
Assets Under Management	28
Assets Under Management Rollforward	29
Investment Management	
Sources of Operating Earnings	31
Operating Earnings	32
Key Metrics	33
Account Value Rollforward by Source	34
Account Value by Asset Type	35

	Page
Individual Life	
Sources of Operating Earnings	37
Operating Earnings	38
Key Metrics	39
Employee Benefits	
Sources of Operating Earnings	41
Operating Earnings	42
Key Metrics	43
Corporate	
Operating Earnings	45
Closed Blocks	
Closed Block Other Operating Earnings	47
Closed Block Variable Annuity Income (Loss) Before Income Taxes	48
Closed Block Variable Annuity Death and Living Benefits	49
Closed Block Variable Annuity Assets Under Management Rollforward	50
Investment Information	
Portfolio Composition	52
Portfolio Results	53
Alternative Investment Income	54
Unrealized Gains (Losses)	55
Asset Backed Securities	56
RMBS Securities Summary	57
CMBS and Other Asset-Backed Securities Summary	58
Mortgage Loans on Real Estate	59
US and Foreign Corporate Securities	60
Exposure to European Debt - Fixed Maturities and Equity Securities	61
Additional Information	
Adjustments to Operating Earnings by Segment	63
Calculation and Reconciliation of ROE and ROC	64
Operating Revenues by Segment	65
Ongoing Business Sources of Earnings Reconciliation	66 - 68
Fixed Maturity Securities - Businesses Exited Through Reinsurance	69
Ratings	70

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Voya Financial Page 3 of 70 Explanatory Note on Non-GAAP Financial Information Operating earnings before income taxes is a financial measure we use to evaluate segment performance. Operating earnings before income taxes is a non-GAAP financial measure and does not replace Net income (loss) as the U.S. GAAP measure of our results of operations. Each segment’s Operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items: • Net investment gains (losses), net of related amortization of deferred policy acquisition costs (“DAC”),value of business acquired (“VOBA”), sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (“FVO”) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest; • Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread; • Income (loss) related to businesses exited through reinsurance or divestment; • Income (loss) attributable to noncontrolling interest; • Income (loss) related to early extinguishment of debt; • Impairment of goodwill, value of management contract rights and value of customer relationships acquired; • Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments; and • Other items, including restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc. Adjusted operating earnings is also a non-GAAP financial measure. This measure excludes from Operating earnings before income taxes the following items: • DAC/VOBA and other intangibles unlocking; • The net gains included in operating earnings from a distribution of cash in conjunction with a Lehman Brothers bankruptcy settlement for assets held in a partnership owned by the Company, and losses on certain receivables associated with the previously disposed Low Income Housing Tax Credit partnerships (“LIHTC”); • A gain related to the amendment or recapture of certain reinsurance agreements in the fourth quarter of 2014; and • Interest expense related to debt in our Corporate segment. We report Ongoing Business adjusted operating ROE and adjusted operating ROC because we believe these measures are useful indicators of how effectively we use capital resources allocated to our Ongoing Businesses. The most directly comparable U.S. GAAP measure to Ongoing Business adjusted operating ROE and adjusted operating ROC is return on equity. For a reconciliation of these non-GAAP measures to return on equity, refer to the “Calculation and Reconciliation of ROE and ROC” page in this document In addition to book value per share including accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders’ equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders’ equity excluding AOCI provide a measure consistent with that view. Our Closed Block Variable Annuity (“CBVA”) segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, we exclude its results of operations from Operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment.

Voya Financial Page 4 of 70

Explanatory Note on Non-GAAP Financial Information The most directly comparable U.S. GAAP measure to Operating earnings before income taxes is Net income (loss) before income taxes. For a reconciliation of Operating earnings before Net income taxes to income (loss) before income taxes, refer to the “Consolidated Earnings Before Income Taxes” page in this document. In addition, please refer to “Adjusted Operating Earnings by Segment” for reconciliation from Total Operating earnings before income taxes to Total adjusted operating earnings before income taxes. Operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment’s Operating revenues are calculated by adjusting Total revenues for the following items: • Net realized investment gains (losses) and related charges and adjustments, which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These items are net of related amortization of unearned revenue; • Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in our nonperformance spread; • Revenues related to businesses exited through reinsurance or divestment; • Revenues attributable to noncontrolling interest; and • Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, as well as other items where the income is passed on to third parties. Operating revenues also excludes the revenues of our CBVA segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than generating operating earnings. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment. The most directly comparable U.S. GAAP measure to Operating revenues is Total revenues. For a reconciliation of Operating revenues to Total revenues, please refer to the “Operating Revenues by Segment” page in this document. We analyze our ongoing businesses performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such: • Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves. • Fee based margin consists primarily of fees earned on assets under management (“AUM”), assets under administration (“AUA”), and transaction based recordkeeping fees. • Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC. • Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit. • Trail commissions are commissions paid that are not deferred and thus recorded directly to expense. • For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings. For a reconciliation of the sources of earnings presentation to the line items within Operating revenues and Operating benefits and expenses, please refer to the “Ongoing Business Sources of Earnings Reconciliation” pages in this document. Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial Page 5 of 70 Organizational Chart Ongoing Business Retirement and Investment Solutions Insurance Solutions Closed Blocks Corporate Retirement Full service products Recordkeeping services Stable value investment options Custodial mutual fund IRA products Advisory programs Brokerage accounts Investment Management Retirement, Retail, Institutional Funds Fixed Income Equity Multi-asset strategies and solutions Senior bank loans Alternatives Annuities Fixed indexed annuities Annuity and custodial products Individual Life Indexed universal life Term life Universal life Variable universal life Employee Benefits Stop loss Group life Voluntary benefits Group disability Variable Annuity Other

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Key Metrics Three Months Ended Year-to-Date (in millions USD, unless otherwise noted) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 12/31/2015 12/31/2014 Adjusted operating earnings before income taxes—Ongoing Business 340.6 303.1 318.8 319.3 392.8 1,281.8 1,377.9 Operating earnings before income taxes—Ongoing Business 368.5 210.0 311.8 324.0 421.8 1,214.3 1,376.3 Operating earnings before income taxes—Total Consolidated 288.4 137.0 262.5 289.6 376.9 977.5 1,230.6 Net income (loss) (160.4) 116.2 367.1 215.7 1,319.8 538.6 2,532.7 Net income (loss) attributable to noncontrolling interest (53.6) 75.9 81.9 26.1 (59.0) 130.3 237.7 Net income (loss) available to Voya Financial, Inc.‘s common shareholders (106.8) 40.3 285.2 189.6 1,378.8 408.3 2,295.0 Total Voya Financial, Inc. Shareholders’ Equity—Excluding AOCI 12,010.9 12,240.4 12,746.6 12,613.2 13,042.5 12,010.9 13,042.5 Return on Equity: Ongoing Business adjusted operating return on equity—TTM (1) (2) 12.1% 12.3% 12.6% 12.6% 12.1% 12.1% 12.1% Debt to Capital (Excluding AOCI) 22.5% 22.2% 21.5% 21.8% 21.2% 22.5% 21.2% Per Share: Total Consolidated Operating earnings per share (Diluted) 0.91 0.42 0.78 0.82 0.99 2.92 3.14 Net income (loss) available to Voya Financial, Inc.‘s common shareholders per common share: Basic (0.50) 0.18 1.25 0.80 5.65 1.81 9.07 Diluted (0.49) 0.18 1.24 0.79 5.60 1.80 9.00 Book value per share (Excluding AOCI) 57.44 56.85 56.33 55.08 53.92 57.44 53.92 Shares: Weighted-average common shares outstanding Basic 213.4 221.8 228.3 238.5 244.2 225.4 253.1 Diluted 216.0 223.6 229.8 240.7 246.4 227.4 255.1 Ending shares outstanding 209.1 215.3 226.3 229.0 241.9 209.1 241.9 Returned to Shareholders: Repurchase of common shares(3) 250.1 481.3 128.0 630.9 180.7 1,490.3 790.1 Dividends to shareholders 2.1 2.2 2.3 2.4 2.4 9.0 10.1 Total cash returned to shareholders 252.2 483.5 130.3 633.3 183.1 1,499.3 800.2 (1) Trailing twelve months calculation. (2) Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes 32% tax rate for 2015 and 35% tax rate for 2014. (3) Excludes commissions.

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Adjusted Operating Return on Capital and Return on Equity

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2015									
								Corporate and Other Closed Blocks		
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	DTA (4)	Other	Consolidated
Ending Capital (1)	3,960	1,656	317	2,048	396	8,377	2,836	2,072	2,212	15,497
Average Capital (3)	3,965	1,689	329	2,327	387	8,697	2,803	2,148	2,346	15,994
Adjusted operating earnings before interest and after income taxes	345.3	156.7	123.7	143.5	102.3	871.5	—	—	(29.9)	841.6
Adjusted Operating Return on Capital	**8.7%**	**9.3%**	**37.6%**	**6.2%**	**26.5%**	**10.0%**	**—**		**N/M**	**5.3%**
Adjusted Operating Return on Equity (2)						**12.1%**				

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2014									
								Corporate and Other Closed Blocks		
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity (5)	DTA (4) (5)	Other	Consolidated
Ending Capital (1)	3,929	1,660	306	2,513	369	8,777	2,582	2,262	2,937	16,558
Average Capital (3)	3,891	1,694	310	2,781	352	9,028	3,233	283	2,740	15,284
Adjusted operating earnings before interest and after income taxes	356.1	153.1	136.7	147.9	101.9	895.7	—	—	24.9	920.6
Adjusted Operating Return on Capital	**9.2%**	**9.0%**	**44.2%**	**5.3%**	**28.9%**	**9.9%**	**—**		**N/M**	**6.0%**
Adjusted Operating Return on Equity (2)						**12.1%**				

(1) Capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

(2) Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes 32% tax rate for 2015 and 35% tax rate for 2014.

(3) Includes capital impacts related to the 2014 and 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2014 and 10/1/2015, respectively.

(4) Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards ("Federal NOLs"), Life Subgroup Deferred Losses related to Closed Block VA Hedge Losses, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $783 million tax valuation allowance related to Federal NOLs.

(5) Reflects reallocation of approximately $750 million of capital from Closed Block VA to Corporate and Other Closed Blocks during the fourth quarter of 2014 related to Deferred Tax Assets on Closed Block VA Hedge Losses that were not previously offset by a tax valuation allowance. Effective 12/31/2014, all deferred tax assets related to Closed Block VA Hedge Losses (including those previously offset by a tax valuation allowance) along with deferred tax assets related to Federal NOLs, and Non-Life Subgroup Deferred Losses, net of remaining tax valuation allowances related to Federal NOLs will be reflected in the capital allocated to Corporate and Other Closed Blocks.

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Adjusted Operating Earnings Before Interest, After Income Taxes

	Twelve Months Ended December 31, 2015								
(in millions USD, unless otherwise indicated)	**Retirement**	**Annuities**	**Investment Management**	**Individual Life**	**Employee Benefits**	**Ongoing Business**	**Closed Block Variable Annuity**	**Corporate and Other Closed Blocks**	**Consolidated**
Operating earnings before income taxes	470.6	243.0	181.9	172.7	146.1	1,214.3	—	(236.8)	977.5
Less:									
Interest expense	—	—	—	—	—	—	—	(194.5)	(194.5)
DAC/VOBA and other intangibles unlocking	(37.2)	12.5	—	(38.4)	(4.4)	(67.5)	—	—	(67.5)
Net gain from Lehman Recovery/LIHTC [1]	—	—	—	—	—	—	—	1.6	1.6
Adjusted operating earnings before interest	**507.8**	**230.5**	**181.9**	**211.1**	**150.5**	**1,281.8**	**—**	**(43.9)**	**1,237.9**
Income tax expense [2]	162.5	73.8	58.2	67.6	48.2	410.3	—	(14.0)	396.3
Adjusted operating earnings before interest and after income taxes	**345.3**	**156.7**	**123.7**	**143.5**	**102.3**	**871.5**	**—**	**(29.9)**	**841.6**

	Twelve Months Ended December 31, 2014								
(in millions USD, unless otherwise indicated)	**Retirement**	**Annuities**	**Investment Management**	**Individual Life**	**Employee Benefits**	**Ongoing Business**	**Closed Block Variable Annuity**	**Corporate and Other Closed Blocks**	**Consolidated**
Operating earnings before income taxes	517.8	262.0	210.3	237.3	148.9	1,376.3	—	(145.7)	1,230.6
Less:									
Interest expense	—	—	—	—	—	—	—	(188.0)	(188.0)
DAC/VOBA and other intangibles unlocking	(30.0)	26.4	—	(10.2)	(7.8)	(21.6)	—	—	(21.6)
Gain on reinsurance recapture [3]	—	—	—	20.0	—	20.0	—	—	20.0
Net gain from Lehman Recovery [1]	—	—	—	—	—	—	—	4.0	4.0
Adjusted operating earnings before interest	**547.8**	**235.6**	**210.3**	**227.5**	**156.7**	**1,377.9**	**—**	**38.3**	**1,416.2**
Income tax expense [2]	191.7	82.5	73.6	79.6	54.8	482.2	—	13.4	495.6
Adjusted operating earnings before interest and after income taxes	**356.1**	**153.1**	**136.7**	**147.9**	**101.9**	**895.7**	**—**	**24.9**	**920.6**

[1] Includes the net gain included in operating earnings from a distribution of cash in conjunction with a Lehman Brothers bankruptcy settlement ("Lehman Recovery") and the losses on certain receivables associated with the previously disposed Low Income Housing Tax Credit partnerships ("LIHTC"). Collectively, the Lehman Recovery and LIHTC losses are referred to as "Net gain from Lehman Recovery/LIHTC".

[2] Assumes 32% tax rate for 2015 and 35% tax rate for 2014.

[3] Includes a gain related to the amendment or recapture of certain reinsurance agreements ("Gain on reinsurance recapture").

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Voya Financial

Operating Revenues and Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2015	12/31/2014
Operating Revenues							
Retirement	662.5	1,137.3	593.8	600.5	630.3	2,994.1	2,427.4
Annuities	322.2	314.4	310.4	315.6	323.6	1,262.6	1,353.4
Investment Management	147.9	152.6	158.6	163.1	163.4	622.2	655.4
Individual Life	614.9	670.1	662.9	668.8	646.6	2,616.7	2,717.8
Employee Benefits	383.4	376.7	376.2	370.9	345.7	1,507.2	1,373.0
Ongoing Business	**2,130.9**	**2,651.1**	**2,101.9**	**2,118.9**	**2,109.6**	**9,002.8**	**8,527.0**
Corporate	16.7	14.1	18.6	20.4	19.5	69.8	91.3
Total Closed Blocks	13.8	14.9	16.0	21.9	27.7	66.6	102.7
Total operating revenues	**2,161.4**	**2,680.1**	**2,136.5**	**2,161.2**	**2,156.8**	**9,139.2**	**8,721.0**
Operating Earnings							
Retirement	137.2	80.5	128.4	124.5	149.9	470.6	517.8
Annuities	62.9	50.5	61.0	68.6	64.7	243.0	262.0
Investment Management	42.4	45.6	47.0	46.9	47.0	181.9	210.3
Individual Life	102.4	(10.8)	37.7	43.4	103.0	172.7	237.3
Employee Benefits	23.6	44.2	37.7	40.6	57.2	146.1	148.9
Ongoing Business	**368.5**	**210.0**	**311.8**	**324.0**	**421.8**	**1,214.3**	**1,376.3**
Corporate	(82.1)	(75.6)	(53.3)	(48.2)	(47.7)	(259.2)	(170.4)
Total Closed Blocks	2.0	2.6	4.0	13.8	2.8	22.4	24.7
Total operating earnings before income taxes	**288.4**	**137.0**	**262.5**	**289.6**	**376.9**	**977.5**	**1,230.6**
Closed Block Variable Annuity	(317.3)	(7.1)	180.5	(29.4)	(317.3)	(173.3)	(239.2)
Net investment gains (losses) and related charges and adjustments	(59.7)	(64.6)	(9.4)	50.4	41.1	(83.3)	215.1
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(39.6)	(31.7)	24.6	(47.2)	(32.3)	(93.9)	(12.8)
Income (loss) related to businesses exited through reinsurance or divestment	(104.2)	(16.4)	(33.3)	(15.4)	(88.0)	(169.3)	(157.3)
Income (loss) attributable to noncontrolling interests	(53.6)	75.9	81.9	26.1	(59.0)	130.3	237.7
Income (loss) on early extinguishment of debt	—	(0.2)	(9.9)	—	—	(10.1)	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	62.7	—	—	—	(372.7)	62.7	(372.7)
Other adjustments to operating earnings [1]	(20.0)	(12.6)	(10.7)	(12.8)	(34.6)	(56.1)	(100.2)
Total non-operating adjustments	**(531.7)**	**(56.7)**	**223.7**	**(28.3)**	**(862.8)**	**(393.0)**	**(429.4)**
Income (loss) before income taxes	**(243.3)**	**80.3**	**486.2**	**261.3**	**(485.9)**	**584.5**	**801.2**
Less: Income tax expense (benefit)	(82.9)	(35.9)	119.1	45.6	(1,805.7)	45.9	(1,731.5)
Net income (loss)	**(160.4)**	**116.2**	**367.1**	**215.7**	**1,319.8**	**538.6**	**2,532.7**
Net income (loss) attributable to noncontrolling interest	(53.6)	75.9	81.9	26.1	(59.0)	130.3	237.7
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**(106.8)**	**40.3**	**285.2**	**189.6**	**1,378.8**	**408.3**	**2,295.0**

[1] Includes restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Voya Financial

Adjusted Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2015	12/31/2014
Operating Earnings							
Retirement	137.2	80.5	128.4	124.5	149.9	470.6	517.8
Annuities	62.9	50.5	61.0	68.6	64.7	243.0	262.0
Investment Management	42.4	45.6	47.0	46.9	47.0	181.9	210.3
Individual Life	102.4	(10.8)	37.7	43.4	103.0	172.7	237.3
Employee Benefits	23.6	44.2	37.7	40.6	57.2	146.1	148.9
Ongoing Business	**368.5**	**210.0**	**311.8**	**324.0**	**421.8**	**1,214.3**	**1,376.3**
Corporate	(82.1)	(75.6)	(53.3)	(48.2)	(47.7)	(259.2)	(170.4)
Total Closed Blocks	2.0	2.6	4.0	13.8	2.8	22.4	24.7
Total operating earnings before income taxes	**288.4**	**137.0**	**262.5**	**289.6**	**376.9**	**977.5**	**1,230.6**
Adjustments to operating earnings							
Retirement	11.7	(48.2)	3.5	(4.2)	4.6	(37.2)	(30.0)
Annuities	10.9	(12.9)	5.0	9.5	(1.1)	12.5	26.4
Investment Management	—	—	—	—	—	—	—
Individual Life	5.5	(29.4)	(14.6)	0.1	25.5	(38.4)	9.8
Employee Benefits	(0.2)	(2.6)	(0.9)	(0.7)	—	(4.4)	(7.8)
Ongoing Business	**27.9**	**(93.1)**	**(7.0)**	**4.7**	**29.0**	**(67.5)**	**(1.6)**
Corporate	(48.5)	(46.5)	(49.9)	(48.0)	(47.4)	(192.9)	(184.0)
Total Closed Blocks	—	—	—	—	—	—	—
Total adjustments to operating earnings	**(20.6)**	**(139.6)**	**(56.9)**	**(43.3)**	**(18.4)**	**(260.4)**	**(185.6)**
Adjusted Operating Earnings							
Retirement	125.5	128.7	124.9	128.7	145.3	507.8	547.8
Annuities	52.0	63.4	56.0	59.1	65.8	230.5	235.6
Investment Management	42.4	45.6	47.0	46.9	47.0	181.9	210.3
Individual Life	96.9	18.6	52.3	43.3	77.5	211.1	227.5
Employee Benefits	23.8	46.8	38.6	41.3	57.2	150.5	156.7
Ongoing Business	**340.6**	**303.1**	**318.8**	**319.3**	**392.8**	**1,281.8**	**1,377.9**
Corporate	(33.6)	(29.1)	(3.4)	(0.2)	(0.3)	(66.3)	13.6
Total Closed Blocks	2.0	2.6	4.0	13.8	2.8	22.4	24.7
Total adjusted operating earnings before interest and income taxes	**309.0**	**276.6**	**319.4**	**332.9**	**395.3**	**1,237.9**	**1,416.2**

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Page 11 of 70

Voya Financial

Consolidated Balance Sheets

(in millions USD)	Balances as of				
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Assets					
Total investments	88,491.9	91,050.0	88,446.4	93,069.6	90,833.8
Cash and cash equivalents	2,512.7	2,511.1	2,495.5	1,875.4	2,530.9
Assets held in separate accounts	96,514.8	94,721.5	106,330.5	107,039.4	106,007.8
Reinsurance recoverable	7,653.7	7,332.5	7,269.1	7,048.8	7,116.9
Short term investments under securities loan agreement and accrued investment income	1,559.0	1,664.6	1,585.7	1,920.9	1,718.7
Deferred policy acquisition costs, Value of business acquired	5,370.1	4,926.0	5,089.9	4,244.3	4,570.9
Goodwill and other intangible assets	250.8	258.6	266.0	276.3	284.4
Other assets [1]	3,418.5	3,001.1	3,037.7	2,256.3	2,544.1
Assets related to consolidated investment entities	12,478.1	13,245.8	12,064.3	11,294.7	11,323.2
Total Assets	**218,249.6**	**218,711.2**	**226,585.1**	**229,025.7**	**226,930.7**
Liabilities					
Future policy benefits and contract owner account balances	88,172.1	87,874.5	85,593.2	85,666.2	84,951.7
Liabilities related to separate accounts	96,514.8	94,721.5	106,330.5	107,039.4	106,007.8
Funds held under reinsurance agreements	702.4	1,017.6	1,027.4	1,162.2	1,159.6
Payables under securities loan agreements, including collateral held	1,485.0	1,881.7	1,251.4	1,971.9	1,445.0
Long-term debt	3,485.9	3,485.6	3,486.0	3,516.0	3,515.7
Other liabilities [2]	2,705.8	2,946.2	2,678.1	2,967.0	3,093.5
Liabilities related to consolidated investment entities	8,907.8	9,535.5	8,669.6	7,993.9	8,195.9
Total Liabilities	**201,973.8**	**201,462.6**	**209,036.2**	**210,316.6**	**208,369.2**
Shareholders' Equity					
Common stock	2.7	2.7	2.7	2.7	2.6
Treasury stock	(2,302.3)	(2,052.0)	(1,570.5)	(1,440.7)	(807.0)
Additional paid-in capital	23,716.8	23,593.4	23,674.1	23,654.2	23,650.1
Retained earnings (deficit)	(9,406.3)	(9,303.7)	(9,359.7)	(9,603.0)	(9,803.2)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**12,010.9**	**12,240.4**	**12,746.6**	**12,613.2**	**13,042.5**
Accumulated other comprehensive income	1,424.9	2,045.7	2,109.2	3,531.2	3,103.7
Total Voya Financial, Inc. Shareholders' Equity	**13,435.8**	**14,286.1**	**14,855.8**	**16,144.4**	**16,146.2**
Noncontrolling interest	2,840.0	2,962.5	2,693.1	2,564.7	2,415.3
Total Shareholders' Equity	**16,275.8**	**17,248.6**	**17,548.9**	**18,709.1**	**18,561.5**
Total Liabilities and Shareholders' Equity	**218,249.6**	**218,711.2**	**226,585.1**	**229,025.7**	**226,930.7**

[1] Includes Other assets, Sales inducements to contract holders, and Current/Deferred income taxes.

[2] Includes Other liabilities, Derivatives, Pension and other postretirement provisions, and Current/Deferred income taxes.

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Voya Financial
Page 12 of 70

Consolidated Statements of Operations

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Revenues							
Net investment income	1,202.5	1,126.7	1,134.0	1,174.6	1,184.7	4,637.8	4,614.8
Fee income	837.1	871.8	872.4	899.8	894.5	3,481.1	3,632.5
Premiums	619.7	1,128.8	667.2	608.8	801.0	3,024.5	2,626.4
Net realized capital gains (losses)	(772.6)	299.1	(0.3)	(259.5)	(513.3)	(733.3)	(878.4)
Income (loss) related to consolidated investment entities	18.5	186.4	214.7	104.6	32.9	524.2	658.8
Other revenues	91.6	106.7	105.9	102.7	116.0	406.9	432.8
Total revenues	**1,996.8**	**3,719.5**	**2,993.9**	**2,631.0**	**2,515.8**	**11,341.2**	**11,086.9**
Benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(1,234.5)	(2,454.8)	(1,449.0)	(1,371.7)	(1,541.7)	(6,510.0)	(5,937.9)
Operating expenses	(812.3)	(750.9)	(771.0)	(768.8)	(1,246.6)	(3,103.0)	(3,561.7)
Net amortization of DAC/VOBA	(75.9)	(316.3)	(153.1)	(118.1)	(106.9)	(663.4)	(379.3)
Interest expense	(46.1)	(46.4)	(56.6)	(47.4)	(47.4)	(196.5)	(189.7)
Operating expenses related to consolidated investment entities	(71.3)	(70.8)	(78.0)	(63.7)	(59.1)	(283.8)	(217.1)
Total benefits and expenses	**(2,240.1)**	**(3,639.2)**	**(2,507.7)**	**(2,369.7)**	**(3,001.7)**	**(10,756.7)**	**(10,285.7)**
Income (loss) before income taxes	**(243.3)**	**80.3**	**486.2**	**261.3**	**(485.9)**	**584.5**	**801.2**

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VOYA FINANCIAL

Voya Financial Page 13 of 70 Ongoing Business Sources of Operating Earnings Three Months Ended Year-to-Date (in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 12/31/2015 12/31/2014 Sources of operating earnings before income taxes: Investment spread and other investment income 385.7 369.8 372.6 388.6 386.9 1,516.7 1,504.9 Fee based margin 377.3 372.7 383.1 382.0 403.5 1,515.1 1,559.8 Net underwriting gain (loss) and other revenue 214.4 194.8 197.1 191.1 251.0 797.4 825.5 Administrative expenses (414.2) (410.6) (425.4) (429.5) (418.0) (1,679.7) (1,676.4) Trail commissions (83.5) (78.6) (81.2) (79.6) (69.0) (322.9) (287.7) DAC/VOBA and other intangibles amortization, excluding unlocking (139.1) (145.0) (127.4) (133.3) (141.6) (544.8) (528.2) DAC/VOBA and other intangibles unlocking 27.9 (93.1) (7.0) 4.7 9.0 (67.5) (21.6) Operating earnings before income taxes 368.5 210.0 311.8 324.0 421.8 1,214.3 1,376.3

Page 14 of 70

Voya Financial

Consolidated Earnings Before Income Taxes

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Operating revenues							
Net investment income and net realized gains (losses)	950.1	934.3	931.8	951.6	967.9	3,767.8	3,869.3
Fee income	640.0	669.9	655.0	660.6	646.7	2,625.5	2,601.6
Premiums	537.1	1,044.9	516.9	518.2	496.6	2,617.1	2,098.2
Other revenue	34.2	31.0	32.8	30.8	45.6	128.8	151.9
Total operating revenues	**2,161.4**	**2,680.1**	**2,136.5**	**2,161.2**	**2,156.8**	**9,139.2**	**8,721.0**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,157.9)	(1,714.5)	(1,155.9)	(1,141.8)	(1,109.9)	(5,170.1)	(4,782.6)
Operating expenses	(575.7)	(564.3)	(556.9)	(561.3)	(535.2)	(2,258.2)	(2,162.8)
Net amortization of DAC/VOBA	(93.0)	(218.0)	(112.7)	(120.7)	(87.0)	(544.4)	(356.4)
Interest expense	(46.4)	(46.3)	(48.5)	(47.8)	(47.8)	(189.0)	(188.6)
Total operating benefits and expenses	**(1,873.0)**	**(2,543.1)**	**(1,874.0)**	**(1,871.6)**	**(1,779.9)**	**(8,161.7)**	**(7,490.4)**
Operating earnings before income taxes	**288.4**	**137.0**	**262.5**	**289.6**	**376.9**	**977.5**	**1,230.6**
Adjustments							
Closed Block Variable Annuity	(317.3)	(7.1)	180.5	(29.4)	(317.3)	(173.3)	(239.2)
Net investment gains (losses) and related charges and adjustments	(59.7)	(64.6)	(9.4)	50.4	41.1	(83.3)	215.1
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(39.6)	(31.7)	24.6	(47.2)	(32.3)	(93.9)	(12.8)
Income (loss) related to businesses exited through reinsurance or divestment	(104.2)	(16.4)	(33.3)	(15.4)	(88.0)	(169.3)	(157.3)
Income (loss) attributable to noncontrolling interests	(53.6)	75.9	81.9	26.1	(59.0)	130.3	237.7
Income (loss) on early extinguishment of debt	—	(0.2)	(9.9)	—	—	(10.1)	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	62.7	—	—	—	(372.7)	62.7	(372.7)
Other adjustments to operating earnings[1]	(20.0)	(12.6)	(10.7)	(12.8)	(34.6)	(56.1)	(100.2)
Total non-operating adjustments	**(531.7)**	**(56.7)**	**223.7**	**(28.3)**	**(862.8)**	**(393.0)**	**(429.4)**
Income (loss) before income taxes	**(243.3)**	**80.3**	**486.2**	**261.3**	**(485.9)**	**584.5**	**801.2**

[1] Includes restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Page 15 of 70

Voya Financial

Operating Earnings by Segment

(in millions USD)	Three Months Ended December 31, 2015								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	411.9	273.1	(8.8)	217.4	26.8	920.4	17.2	12.5	950.1
Fee income	179.4	16.4	145.1	283.1	16.0	640.0	—	—	640.0
Premiums	55.4	29.2		109.8	342.0	536.4	—	0.7	537.1
Other revenue	15.8	3.5	11.6	4.6	(1.4)	34.1	(0.5)	0.6	34.2
Total operating revenues	**662.5**	**322.2**	**147.9**	**614.9**	**383.4**	**2,130.9**	**16.7**	**13.8**	**2,161.4**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(278.6)	(179.2)	—	(409.4)	(282.3)	(1,149.5)	—	(8.4)	(1,157.9)
Operating expenses	(217.9)	(38.2)	(105.5)	(84.0)	(74.3)	(519.9)	(52.4)	(3.4)	(575.7)
Net amortization of DAC/VOBA	(28.8)	(41.9)	—	(19.1)	(3.2)	(93.0)	—	—	(93.0)
Interest expense	—	—	—	—	—	—	(46.4)	—	(46.4)
Total operating benefits and expenses	**(525.3)**	**(259.3)**	**(105.5)**	**(512.5)**	**(359.8)**	**(1,762.4)**	**(98.8)**	**(11.8)**	**(1,873.0)**
Operating earnings before income taxes	**137.2**	**62.9**	**42.4**	**102.4**	**23.6**	**368.5**	**(82.1)**	**2.0**	**288.4**

	Three Months Ended December 31, 2014								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	394.4	280.9	(4.6)	223.5	27.8	922.0	19.6	26.3	967.9
Fee income	194.8	14.6	148.7	273.2	15.4	646.7	—	—	646.7
Premiums	21.8	24.7	—	145.1	303.4	495.0	—	1.6	496.6
Other revenue	19.3	3.4	19.3	4.8	(0.9)	45.9	(0.1)	(0.2)	45.6
Total operating revenues	**630.3**	**323.6**	**163.4**	**646.6**	**345.7**	**2,109.6**	**19.5**	**27.7**	**2,156.8**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(230.9)	(181.8)	—	(455.7)	(220.9)	(1,089.3)	—	(20.6)	(1,109.9)
Operating expenses	(214.3)	(32.9)	(116.4)	(83.5)	(64.5)	(511.6)	(19.4)	(4.2)	(535.2)
Net amortization of DAC/VOBA	(35.2)	(44.2)	—	(4.4)	(3.1)	(86.9)	—	(0.1)	(87.0)
Interest expense	—	—	—	—	—	—	(47.8)	—	(47.8)
Total operating benefits and expenses	**(480.4)**	**(258.9)**	**(116.4)**	**(543.6)**	**(288.5)**	**(1,687.8)**	**(67.2)**	**(24.9)**	**(1,779.9)**
Operating earnings before income taxes	**149.9**	**64.7**	**47.0**	**103.0**	**57.2**	**421.8**	**(47.7)**	**2.8**	**376.9**

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Voya Financial

Page 16 of 70

Operating Earnings by Segment

(in millions USD)	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
	Twelve Months Ended December 31, 2015								
Operating revenues									
Net investment income and net realized gains (losses)	1,578.0	1,068.1	1.1	879.4	108.1	3,634.7	69.8	63.3	3,767.8
Fee income	736.1	63.6	584.6	1,172.4	68.3	2,625.0	0.5	—	2,625.5
Premiums	613.4	116.4	—	548.0	1,336.6	2,614.4	(0.1)	2.8	2,617.1
Other revenue	66.6	14.5	36.5	16.9	(5.8)	128.7	(0.4)	0.5	128.8
Total operating revenues	**2,994.1**	**1,262.6**	**622.2**	**2,616.7**	**1,507.2**	**9,002.8**	**69.8**	**66.6**	**9,139.2**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(1,469.3)	(697.9)	—	(1,923.3)	(1,050.5)	(5,141.0)	—	(29.1)	(5,170.1)
Operating expenses	(869.6)	(152.3)	(440.3)	(351.8)	(289.1)	(2,103.1)	(140.0)	(15.1)	(2,258.2)
Net amortization of DAC/VOBA	(184.6)	(169.4)	—	(168.9)	(21.5)	(544.4)	—	—	(544.4)
Interest expense	—	—	—	—	—	—	(189.0)	—	(189.0)
Total operating benefits and expenses	**(2,523.5)**	**(1,019.6)**	**(440.3)**	**(2,444.0)**	**(1,361.1)**	**(7,788.5)**	**(329.0)**	**(44.2)**	**(8,161.7)**
Operating earnings before income taxes	**470.6**	**243.0**	**181.9**	**172.7**	**146.1**	**1,214.3**	**(259.2)**	**22.4**	**977.5**

	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
	Twelve Months Ended December 31, 2014								
Operating revenues									
Net investment income and net realized gains (losses)	1,556.1	1,109.6	19.7	885.1	111.3	3,681.8	90.9	96.6	3,869.3
Fee income	772.3	57.0	591.1	1,111.6	69.6	2,601.6	—	—	2,601.6
Premiums	26.6	169.0	—	699.6	1,196.2	2,091.4	—	6.8	2,098.2
Other revenue	72.4	17.8	44.6	21.5	(4.1)	152.2	0.4	(0.7)	151.9
Total operating revenues	**2,427.4**	**1,353.4**	**655.4**	**2,717.8**	**1,373.0**	**8,527.0**	**91.3**	**102.7**	**8,721.0**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(860.3)	(813.1)	—	(2,115.6)	(940.7)	(4,729.7)	—	(52.9)	(4,782.6)
Operating expenses	(866.2)	(139.8)	(445.1)	(359.2)	(254.7)	(2,065.0)	(73.1)	(24.7)	(2,162.8)
Net amortization of DAC/VOBA	(183.1)	(138.5)	—	(5.7)	(28.7)	(356.0)	—	(0.4)	(356.4)
Interest expense	—	—	—	—	—	—	(188.6)	—	(188.6)
Total operating benefits and expenses	**(1,909.6)**	**(1,091.4)**	**(445.1)**	**(2,480.5)**	**(1,224.1)**	**(7,150.7)**	**(261.7)**	**(78.0)**	**(7,490.4)**
Operating earnings before income taxes	**517.8**	**262.0**	**210.3**	**237.3**	**148.9**	**1,376.3**	**(170.4)**	**24.7**	**1,230.6**

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Voya Financial Page 17 of 70 DAC/VOBA Segment Trends Three Months Ended Year-to-Date (in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 12/31/2015 12/31/2014 Retirement Balance as of Beginning-of-Period 1,239.7 1,274.2 972.6 1,081.0 1,141.9 1,081.0 1,415.3 Deferrals of commissions and expenses 27.5 25.1 23.9 24.5 26.0 101.0 98.3 Amortization (34.2) (18.0) (40.8) (39.5) (40.8) (132.5) (180.3) Unlocking 10.5 (66.2) (1.4) 7.1 13.3 (50.0) 18.3 Change in unrealized capital gains/losses 159.0 24.6 319.9 (100.4) (59.4) 403.0 (270.6) Balance as of End-of-Period 1,402.5 1,239.7 1,274.2 972.6 1,081.0 1,402.5 1,081.0 Annuities Balance as of Beginning-of-Period 493.4 585.7 440.4 492.3 507.5 492.3 591.7 Deferrals of commissions and expenses 37.2 29.9 22.1 21.7 24.5 110.9 111.1 Amortization (20.5) (89.0) (54.1) (30.6) (38.2) (194.2) (180.5) Unlocking 4.4 (77.4) 11.4 8.0 (1.9) (53.6) 48.1 Change in unrealized capital gains/losses 90.1 44.2 165.9 (51.0) 0.4 249.2 (78.2) Balance as of End-of-Period 604.6 493.4 585.7 440.4 492.3 604.6 492.3 Individual Life Balance as of Beginning-of-Period 2,675.4 2,700.1 2,285.4 2,440.4 2,557.9 2,440.4 2,752.9 Deferrals of commissions and expenses 44.2 35.2 34.7 35.6 36.2 149.7 143.1 Amortization (42.5) (38.0) (41.8) (43.4) (56.4) (165.7) (182.7) Unlocking 16.0 (6.7) (0.9) 0.1 40.1 8.5 164.3 Change in unrealized capital gains/losses 163.7 (15.2) 422.0 (148.0) (137.4) 423.9 (437.2) Balance as of End-of-Period 2,856.8 2,675.4 2,700.1 2,285.4 2,440.4 2,856.8 2,440.4 Other (1) Balance as of Beginning-of-Period 84.4 89.3 91.5 91.6 90.3 91.6 102.7 Deferrals of commissions and expenses 4.1 4.8 4.8 4.6 5.6 18.3 22.5 Amortization (1.8) (9.3) (5.4) (4.7) (10.8) (21.2) (23.6) Unlocking (0.2) (2.6) (0.9) (0.7) 6.9 (4.4) (10.0) Change in unrealized capital gains/losses (2.4) 2.2 (0.7) 0.7 (0.4) (0.2) — Balance as of End-of-Period 84.1 84.4 89.3 91.5 91.6 84.1 91.6 Closed Block Variable Annuity Balance as of Beginning-of-Period 433.1 440.6 454.4 465.6 482.3 465.6 489.0 Deferrals of commissions and expenses 1.4 1.6 1.8 2.0 2.0 6.8 9.3 Amortization (12.2) (13.3) (13.0) (13.5) (13.4) (52.0) (67.3) Unlocking (0.2) 4.2 (2.6) 0.3 (5.4) 1.7 34.4 Change in unrealized capital gains/losses — — — — 0.1 — 0.2 Balance as of End-of-Period 422.1 433.1 440.6 454.4 465.6 422.1 465.6 Total Balance as of Beginning-of-Period 4,926.0 5,089.9 4,244.3 4,570.9 4,779.9 4,570.9 5,351.6 Deferrals of commissions and expenses 113.0 96.6 88.0 89.1 94.3 386.7 384.3 Amortization (108.6) (167.6) (158.7) (130.7) (159.6) (565.6) (634.4) Unlocking 32.7 (148.7) 5.6 12.6 53.0 (97.8) 255.1 Change in unrealized capital gains/losses 407.0 55.8 910.7 (297.6) (196.7) 1,075.9 (785.7) Balance as of End-of-Period 5,370.1 4,926.0 5,089.9 4,244.3 4,570.9 5,370.1 4,570.9 (1) Includes Employee Benefits, Investment Management, and Other Closed Blocks.

Voya Financial Page 18 of 70 Consolidated Capital Structure Balances as of (in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 Financial Debt Senior bonds 2,717.3 2,717.0 2,717.4 2,747.3 2,747.0 Subordinated bonds 763.7 763.7 763.7 763.8 763.8 Other debt 4.9 4.9 4.9 4.9 4.9 Total Debt 3,485.9 3,485.6 3,486.0 3,516.0 3,515.7 Equity Total common equity (Excluding AOCI) 12,010.9 12,240.4 12,746.6 12,613.2 13,042.5 Accumulated other comprehensive income (AOCI) 1,424.9 2,045.7 2,109.2 3,531.2 3,103.7 Total Voya Financial, Inc. Shareholders’ Equity 13,435.8 14,286.1 14,855.8 16,144.4 16,146.2 Total Equity (Excluding AOCI) 12,010.9 12,240.4 12,746.6 12,613.2 13,042.5 Capital Total Capitalization 16,921.7 17,771.7 18,341.8 19,660.4 19,661.9 Total Capitalization (Excluding AOCI) 15,496.8 15,726.0 16,232.6 16,129.2 16,558.2 Debt to Capital Debt to Capital 20.6% 19.6% 19.0% 17.9% 17.9% Debt to Capital (Excluding AOCI) 22.5% 22.2% 21.5% 21.8% 21.2%

Voya Financial Page 19 of 70 Consolidated Assets Under Management/Assets Under Administration As of December 31, 2015 (in millions USD) General Account Separate Account Institutional/ Mutual Funds Total AUM—Assets Under Management AUA—Assets Under Administration Total AUM + AUA Retirement (1) 29,752.6 56,641.9 24,412.6 110,807.1 180,949.9 291,757.0 Annuities (2) 21,790.6 743.4 4,501.8 27,035.8 ? 27,035.8 Investment Management 78,174.1 44,850.0 77,697.1 200,721.2 48,820.2 249,541.4 Individual Life (3) 12,603.1 2,520.8 ? 15,123.9 ? 15,123.9 Employee Benefits 1,777.9 15.1 ? 1,793.0 ? 1,793.0 Eliminations (70,857.3) (43,598.7) (10,485.1) (124,941.1) (48,174.3) (173,115.4) Total Ongoing Business 73,241.0 61,172.5 96,126.4 230,539.9 181,595.8 412,135.7 Closed Block Variable Annuity 3,410.4 35,141.4 ? 38,551.8 ? 38,551.8 Closed Block Institutional Spread Products 1,504.3 ? ? 1,504.3 ? 1,504.3 Closed Block Other 18.4 200.9 ? 219.3 ? 219.3 Total AUM and AUA 78,174.1 96,514.8 96,126.4 270,815.3 181,595.8 452,411.1 (1) Includes wrapped funds as well as unwrapped Voya-managed funds. (2) Includes Payout annuities. (3) Includes assets backing interest and non-interest sensitive products.

Retirement

Page 21 of 70

Voya Financial

Retirement Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2015	12/31/2014
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	188.5	176.6	171.6	182.9	184.4	719.6	722.1
Fee based margin	200.4	200.1	207.6	205.7	216.6	813.8	849.8
Net underwriting gain (loss) and other revenue	(7.5)	(2.0)	(2.3)	(7.4)	(4.6)	(19.2)	(16.3)
Administrative expenses	(177.1)	(172.3)	(181.2)	(180.6)	(174.3)	(711.2)	(710.3)
Trail commissions	(36.9)	(34.3)	(36.3)	(35.2)	(35.7)	(142.7)	(138.8)
DAC/VOBA and other intangibles amortization, excluding unlocking	(41.9)	(39.4)	(34.5)	(36.7)	(41.1)	(152.5)	(158.7)
DAC/VOBA and other intangibles unlocking	11.7	(48.2)	3.5	(4.2)	4.6	(37.2)	(30.0)
Operating earnings before income taxes	**137.2**	**80.5**	**128.4**	**124.5**	**149.9**	**470.6**	**517.8**
Gross investment income							
Fixed income	376.7	365.1	357.6	358.1	354.7	1,457.5	1,422.8
Limited partnership income	(1.4)	1.0	0.5	0.3	0.7	0.4	9.8
Prepayment fee income	25.5	15.7	4.7	14.8	19.5	60.7	46.0
Total gross investment income	**400.8**	**381.8**	**362.8**	**373.2**	**374.9**	**1,518.6**	**1,478.6**
Investment expenses	(14.6)	(15.3)	(14.7)	(14.8)	(14.8)	(59.4)	(59.6)
Credited interest	(218.6)	(213.3)	(205.4)	(200.7)	(203.9)	(838.0)	(811.2)
Net margin	**167.6**	**153.2**	**142.7**	**157.7**	**156.2**	**621.2**	**607.8**
Other investment income [1] [2]	20.9	23.4	28.9	25.2	28.2	98.4	114.3
Investment spread and other investment income	**188.5**	**176.6**	**171.6**	**182.9**	**184.4**	**719.6**	**722.1**
Fee based margin							
Fee based margin - excluding Recordkeeping	156.2	157.6	164.1	159.6	163.2	637.5	638.1
Fee based margin - Recordkeeping	44.1	42.6	43.5	46.2	53.5	176.4	211.8
Fee based margin	**200.3**	**200.1**	**207.6**	**205.7**	**216.6**	**813.9**	**849.8**

[1] The twelve months ended 12/31/15 and 12/31/14 include $2.5 million and $2.2 million, respectively, of prepayment income on assets backing surplus that has been allocated from the corporate segment.

[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

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Voya Financial Page 22 of 70

Retirement Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 12/31/2015 12/31/2014

Operating revenues

Net investment income and net realized gains (losses) 411.9 395.1 382.1 388.9 394.4 1,578.0 1,556.1

Fee income 179.4 180.9 188.9 186.9 194.8 736.1 772.3

Premiums 55.4 543.6 3.7 10.7 21.8 613.4 26.6

Other revenue 15.8 17.7 19.1 14.0 19.3 66.6 72.4

Total operating revenues 662.5 1,137.3 593.8 600.5 630.3 2,994.1 2,427.4

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (278.6) (759.9) (214.2) (216.6) (230.9) (1,469.3) (860.3)

Operating expenses (217.9) (210.6) (221.3) (219.8) (214.3) (869.6) (866.2)

Net amortization of DAC/VOBA (28.8) (86.3) (29.9) (39.6) (35.2) (184.6) (183.1)

Total operating benefits and expenses (525.3) (1,056.8) (465.4) (476.0) (480.4) (2,523.5) (1,909.6)

Operating earnings before income taxes 137.2 80.5 128.4 124.5 149.9 470.6 517.8

Voya Financial Page 23 of 70

Retirement AUM/AUA

Balances as of

(in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014

Assets Under Management by Product Group

Corporate markets 45,088.6 43,215.1 45,317.2 44,987.5 43,806.9

Tax-exempt markets 51,641.9 50,226.4 55,415.5 55,314.3 53,896.6

Total full service plans 96,730.5 93,441.5 100,732.7 100,301.8 97,703.5

Stable value and Pension risk transfer 10,762.9 10,664.6 8,974.8 8,925.0 8,778.4

Retail wealth management 3,313.7 3,186.7 3,276.0 3,275.5 3,211.4

Total AUM 110,807.1 107,292.8 112,983.5 112,502.3 109,693.3

AUA 180,949.9 181,056.9 201,116.9 201,584.0 244,851.2

Total AUM and AUA 291,757.0 288,349.7 314,100.4 314,086.3 354,544.5

Assets Under Management by Fund Group

General account 29,752.6 29,324.4 28,328.7 28,006.7 27,716.3

Guaranteed separate account 6,895.6 6,872.2 7,686.0 8,050.2 7,932.7

Non-guaranteed separate account 49,746.3 47,970.2 52,432.4 52,726.7 51,709.2

Mutual funds / Institutional funds 24,412.6 23,126.0 24,536.4 23,718.7 22,335.1

Total AUM 110,807.1 107,292.8 112,983.5 112,502.3 109,693.3

AUA 180,949.9 181,056.9 201,116.9 201,584.0 244,851.2

Total AUM and AUA 291,757.0 288,349.7 314,100.4 314,086.3 354,544.5

Page 24 of 70

Voya Financial
Retirement AUM Rollforward

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2015	12/31/2014
Full service - Corporate markets							
Assets under management, beginning of period	43,215.1	45,317.2	44,987.5	43,806.9	42,269.8	43,806.9	40,123.7
Transfer/Single deposits	1,439.1	922.8	767.1	956.6	1,469.0	4,085.6	4,168.1
Recurring deposits	1,026.6	1,068.3	1,086.1	1,238.9	926.0	4,419.9	3,944.7
Total deposits	2,465.7	1,991.1	1,853.2	2,195.5	2,395.0	8,505.5	8,112.8
Surrenders, benefits, and product charges	(2,106.0)	(1,572.6)	(1,481.8)	(2,021.3)	(1,919.9)	(7,181.7)	(6,864.1)
Net Flows	359.7	418.5	371.4	174.2	475.1	1,323.8	1,248.7
Interest credited and investment performance	1,513.7	(2,520.6)	(41.7)	1,006.3	1,062.0	(42.3)	2,434.6
Transfer to reinsurer [3] / between markets [4]	—	—	—	—	—	—	—
Assets under management, end of period	**45,088.5**	**43,215.1**	**45,317.2**	**44,987.5**	**43,806.9**	**45,088.5**	**43,806.9**
Full service - Tax-exempt markets							
Assets under management, beginning of period	50,226.4	55,415.5	55,314.3	53,896.6	53,406.6	53,896.6	53,200.5
Transfer/Single deposits	374.8	299.7	319.8	837.6	837.9	1,831.9	1,687.7
Recurring deposits	734.6	678.3	782.8	778.5	735.8	2,974.2	2,950.0
Total deposits	1,109.4	978.0	1,102.6	1,616.1	1,573.7	4,806.1	4,637.7
Surrenders, benefits, and product charges	(1,071.5)	(3,110.2)	(1,062.8)	(1,221.5)	(2,140.0)	(6,466.0)	(5,866.4)
Net Flows	37.9	(2,132.2)	39.8	394.6	(566.3)	(1,659.9)	(1,228.7)
Interest credited and investment performance	1,377.5	(1,939.2)	61.4	1,023.1	1,056.2	522.8	2,833.5
Transfer to reinsurer [3] / between markets [4]	—	(1,117.8)	—	—	—	(1,117.8)	(908.8)
Assets under management, end of period	**51,641.9**	**50,226.4**	**55,415.5**	**55,314.3**	**53,896.6**	**51,641.9**	**53,896.6**
Stable value [1] and Pension risk transfer							
Assets under management, beginning of period	10,664.6	8,974.8	8,925.0	8,778.4	8,827.1	8,778.4	8,914.3
Transfer/Single deposits	259.9	633.9	299.9	169.5	121.9	1,363.2	328.4
Recurring deposits	75.0	73.5	42.1	42.7	49.0	233.3	175.9
Total deposits	334.9	707.4	342.0	212.2	170.9	1,596.5	504.3
Surrenders, benefits, and product charges	(232.3)	(150.2)	(288.9)	(126.1)	(281.8)	(797.5)	(844.1)
Net Flows	102.6	557.2	53.1	86.1	(110.9)	799.0	(339.8)
Interest credited and investment performance	(4.3)	15.0	(3.5)	60.5	62.2	67.7	203.7
Transfer to reinsurer [3] / between markets [4]	—	1,117.8	—	—	—	1,117.8	—
Assets under management, end of period	**10,762.9**	**10,664.6**	**8,974.8**	**8,925.0**	**8,778.4**	**10,762.9**	**8,778.4**
Retail wealth management							
Assets under management, beginning of period	3,186.7	3,276.0	3,275.5	3,211.4	3,151.2	3,211.4	2,998.4
Transfer/Single deposits	259.2	257.7	251.1	243.6	224.2	1,011.6	994.6
Recurring deposits	0.3	0.2	0.7	0.6	0.3	1.8	1.7
Total deposits	259.5	257.9	251.8	244.2	224.5	1,013.4	996.3
Surrenders, benefits, and product charges	(203.1)	(230.4)	(240.9)	(238.7)	(224.7)	(913.1)	(923.3)
Net Flows	56.4	27.5	10.9	5.5	(0.2)	100.3	73.0
Interest credited and investment performance	70.6	(116.9)	(10.4)	58.5	60.5	1.8	140.1
Transfer to reinsurer [3] / between markets [4]	—	—	—	—	—	—	—
Assets under management, end of period	**3,313.7**	**3,186.7**	**3,276.0**	**3,275.5**	**3,211.4**	**3,313.7**	**3,211.4**
Total AUM [2]							
Assets under management, beginning of period	107,292.8	112,983.5	112,502.3	109,693.3	107,654.7	109,693.3	105,236.9
Transfer/Single deposits	2,333.1	2,114.1	1,637.9	2,207.4	2,653.0	8,292.5	7,178.8
Recurring deposits	1,836.6	1,820.3	1,911.7	2,060.8	1,711.1	7,629.4	7,072.3
Total deposits	4,169.7	3,934.4	3,549.6	4,268.2	4,364.1	15,921.9	14,251.1
Surrenders, benefits, and product charges	(3,612.9)	(5,063.4)	(3,074.3)	(3,607.6)	(4,566.4)	(15,358.2)	(14,497.8)
Net Flows	556.8	(1,129.0)	475.3	660.6	(202.3)	563.7	(246.7)
Interest credited and investment performance	2,957.5	(4,561.7)	5.9	2,148.4	2,240.9	550.1	5,611.9
Transfer to reinsurer [3] / between markets [4]	—	—	—	—	—	—	(908.8)
Assets under management, end of period	**110,807.1**	**107,292.8**	**112,983.5**	**112,502.3**	**109,693.3**	**110,807.1**	**109,693.3**

[1] Where Voya is the Investment Manager.
[2] Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager.
[3] Represents assets transferred to third parties through reinsurance transactions.
[4] Includes $1.1 billion of AUM transferred between Retirement markets.

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Annuities

Voya Financial
Page 26 of 70

Annuities Sources of Operating Earnings

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Sources of operating earnings before income taxes:							
Investment spread and other investment income [(1)]	130.0	120.3	120.0	122.9	128.7	493.2	481.8
Fee based margin	16.4	16.0	16.2	15.5	14.8	64.1	56.6
Net underwriting gain (loss) and other revenue	4.1	24.1	4.6	7.5	6.2	40.3	25.5
Administrative expenses	(24.6)	(24.8)	(25.2)	(25.4)	(23.0)	(100.0)	(95.0)
Trail commissions	(13.4)	(13.0)	(12.9)	(11.9)	(9.6)	(51.2)	(43.5)
DAC/VOBA and other intangibles amortization, excluding unlocking	(60.5)	(59.2)	(46.7)	(49.5)	(51.3)	(215.9)	(189.8)
DAC/VOBA and other intangibles unlocking	10.9	(12.9)	5.0	9.5	(1.1)	12.5	26.4
Operating earnings before income taxes	**62.9**	**50.5**	**61.0**	**68.6**	**64.7**	**243.0**	**262.0**
Gross investment income							
Fixed income	252.9	252.9	254.3	252.6	257.3	1,012.7	1,034.6
Limited partnership income	(2.9)	2.3	0.6	0.1	2.3	0.1	16.7
Prepayment fee income	23.6	8.2	4.6	11.4	15.7	47.8	34.3
Total gross investment income	**273.6**	**263.4**	**259.5**	**264.1**	**275.3**	**1,060.6**	**1,085.6**
Investment expenses	(11.2)	(11.0)	(11.3)	(10.5)	(10.7)	(44.0)	(43.9)
Credited interest	(143.1)	(144.5)	(143.5)	(144.2)	(152.1)	(575.3)	(628.3)
Net margin	**119.3**	**107.9**	**104.7**	**109.4**	**112.5**	**441.3**	**413.4**
Other investment income [(1)] [(2)]	10.7	12.4	15.3	13.5	16.2	51.9	68.4
Investment spread and other investment income	**130.0**	**120.3**	**120.0**	**122.9**	**128.7**	**493.2**	**481.8**

[(1)] The twelve months ended 12/31/15 and 12/31/14 include $1.4 million and $1.1 million, respectively, of prepayment income on assets backing surplus that has been allocated from the corporate segment.

[(2)] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

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Voya Financial Page 27 of 70

Annuities Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 12/31/2015 12/31/2014

Operating revenues

Net investment income and net realized gains (losses) 273.1 264.8 263.2 267.0 280.9 1,068.1 1,109.6

Fee income 16.4 16.0 16.0 15.2 14.6 63.6 57.0

Premiums 29.2 30.1 27.3 29.8 24.7 116.4 169.0

Other revenue 3.5 3.5 3.9 3.6 3.4 14.5 17.8

Total operating revenues 322.2 314.4 310.4 315.6 323.6 1,262.6 1,353.4

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (179.2) (166.0) (177.3) (175.4) (181.8) (697.9) (813.1)

Operating expenses (38.2) (38.1) (38.4) (37.6) (32.9) (152.3) (139.8)

Net amortization of DAC/VOBA (41.9) (59.8) (33.7) (34.0) (44.2) (169.4) (138.5)

Total operating benefits and expenses (259.3) (263.9) (249.4) (247.0) (258.9) (1,019.6) (1,091.4)

Operating earnings before income taxes 62.9 50.5 61.0 68.6 64.7 243.0 262.0

Voya Financial Page 28 of 70

Annuities AUM

Balances As Of

(in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014

Assets Under Management by Product Group

Fixed single-year 3,384.5 3,440.7 3,496.5 3,558.5 3,617.2

Fixed multi-year 1,987.9 2,081.8 2,168.2 2,226.0 2,288.9

Indexed 13,901.7 13,661.6 13,521.7 13,435.5 13,350.5

SPIA & Payout 2,822.8 2,819.6 2,856.7 2,874.0 2,878.5

Investment-only products (1) 4,536.0 4,301.3 4,408.1 4,272.6 4,062.0

Other annuities 403.0 396.0 438.3 451.6 452.9

Total AUM 27,035.8 26,700.9 26,889.5 26,818.2 26,650.0

Assets Under Management by Fund Group

General account 21,790.6 21,704.1 21,715.3 21,753.7 21,795.5

Separate account 743.4 711.3 766.1 791.9 792.5

Mutual funds 4,501.8 4,285.5 4,408.1 4,272.6 4,062.0

Total AUM 27,035.8 26,700.9 26,889.5 26,818.2 26,650.0

(1) Includes Separate account and Mutual funds.

Voya Financial

Page 29 of 70

Annuities AUM Rollforward

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	5,522.6	5,664.7	5,784.6	5,906.1	6,331.4	5,906.1	7,335.2
Deposits	8.2	6.5	8.2	8.3	6.2	31.2	33.7
Surrenders, benefits, and product charges	(206.5)	(197.4)	(175.9)	(177.5)	(486.7)	(757.3)	(1,710.3)
Net cash flow	(198.3)	(190.9)	(167.7)	(169.2)	(480.5)	(726.1)	(1,676.6)
Interest credited and investment performance	48.2	48.8	47.8	47.7	55.2	192.5	247.5
Assets Under Management, end of period	**5,372.5**	**5,522.6**	**5,664.7**	**5,784.6**	**5,906.1**	**5,372.5**	**5,906.1**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	13,661.6	13,521.7	13,435.5	13,350.5	13,230.1	13,350.5	12,648.4
Deposits	584.3	463.3	343.1	325.7	360.1	1,716.4	1,564.8
Surrenders, benefits, and product charges	(385.9)	(378.0)	(379.6)	(344.6)	(348.7)	(1,488.1)	(1,351.8)
Net cash flow	198.4	85.3	(36.5)	(18.9)	11.4	228.3	213.1
Interest credited and investment performance	41.7	54.6	122.7	103.9	109.1	322.9	489.0
Assets Under Management, end of period	**13,901.7**	**13,661.6**	**13,521.7**	**13,435.5**	**13,350.5**	**13,901.7**	**13,350.5**
SPIA & Payout							
Assets Under Management, beginning of period	2,819.6	2,856.7	2,874.0	2,878.5	2,892.1	2,878.5	2,803.5
Deposits	59.5	76.3	62.3	64.6	63.1	262.7	340.7
Surrenders, benefits, and product charges	(99.8)	(100.5)	(108.9)	(106.3)	(111.2)	(415.5)	(408.4)
Net cash flow	(40.3)	(24.2)	(46.6)	(41.7)	(48.1)	(152.8)	(67.7)
Interest credited and investment performance	43.5	(12.9)	29.3	37.2	34.5	97.1	142.7
Assets Under Management, end of period	**2,822.8**	**2,819.6**	**2,856.7**	**2,874.0**	**2,878.5**	**2,822.8**	**2,878.5**
Investment-only products [(1)]							
Assets Under Management, beginning of period	4,301.3	4,408.1	4,272.6	4,062.0	3,880.2	4,062.0	3,384.9
Deposits	269.2	328.8	322.7	289.1	268.5	1,209.8	1,100.6
Surrenders, benefits, and product charges	(164.9)	(155.8)	(163.7)	(155.9)	(147.2)	(640.3)	(585.5)
Net cash flow	104.3	173.0	159.0	133.2	121.3	569.4	515.0
Interest credited and investment performance	130.4	(279.7)	(23.5)	77.4	60.5	(95.4)	162.1
Assets Under Management, end of period	**4,536.0**	**4,301.3**	**4,408.1**	**4,272.6**	**4,062.0**	**4,536.0**	**4,062.0**
Other Annuities							
Assets Under Management, beginning of period	396.0	438.3	451.6	452.9	456.2	452.9	474.8
Deposits	0.8	0.6	1.8	1.2	1.1	4.4	4.8
Surrenders, benefits, and product charges	(12.3)	(9.7)	(13.8)	(13.4)	(15.8)	(49.2)	(59.1)
Net cash flow	(11.5)	(9.1)	(12.0)	(12.2)	(14.7)	(44.7)	(54.2)
Interest credited and investment performance	18.5	(33.3)	(1.3)	10.9	11.4	(5.2)	32.3
Assets Under Management, end of period	**403.0**	**396.0**	**438.3**	**451.6**	**452.9**	**403.0**	**452.9**
Annuities - Total							
Assets Under Management, beginning of period	26,700.9	26,889.5	26,818.2	26,650.0	26,790.1	26,650.0	26,646.7
Deposits	922.0	875.5	738.2	688.8	699.0	3,224.4	3,044.7
Surrenders, benefits, and product charges	(869.4)	(841.5)	(842.0)	(797.7)	(1,109.6)	(3,350.5)	(4,115.1)
Net cash flow	52.6	34.0	(103.8)	(108.9)	(410.6)	(126.1)	(1,070.4)
Interest credited and investment performance	282.3	(222.6)	175.1	277.1	270.4	511.9	1,073.7
Assets Under Management, end of period	**27,035.8**	**26,700.9**	**26,889.5**	**26,818.2**	**26,650.0**	**27,035.8**	**26,650.0**

[(1)] Includes Separate account and Mutual funds.

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Investment Management

Voya Financial Page 31 of 70

Investment Management Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 12/31/2015 12/31/2014

Sources of operating earnings before income taxes:

Investment capital and other investment income (8.7) 0.1 3.5 6.5 (4.4) 1.4 20.6

Fee based margin 156.6 152.5 155.1 156.6 167.8 620.8 634.8

Administrative expenses (105.5) (107.0) (111.6) (116.2) (116.4) (440.3) (445.1)

Operating earnings before income taxes 42.4 45.6 47.0 46.9 47.0 181.9 210.3

Voya Financial Page 32 of 70

Investment Management Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 12/31/2015 12/31/2014

Operating revenues

Net investment income and net realized gains (losses) (8.8) 0.4 3.4 6.1 (4.6) 1.1 19.7

Fee income 145.1 145.0 147.6 146.9 148.7 584.6 591.1

Other revenue 11.6 7.2 7.6 10.1 19.3 36.5 44.6

Total operating revenues 147.9 152.6 158.6 163.1 163.4 622.2 655.4

Operating benefits and expenses

Operating expenses (105.5) (107.0) (111.6) (116.2) (116.4) (440.3) (445.1)

Total operating benefits and expenses (105.5) (107.0) (111.6) (116.2) (116.4) (440.3) (445.1)

Operating earnings before income taxes 42.4 45.6 47.0 46.9 47.0 181.9 210.3

Voya Financial

Page 33 of 70

Investment Management Key Metrics

(in millions USD)	Balances as of 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Balances as of 12/31/2015	12/31/2014
Client Assets by Source:							
External clients							
Investment Management sourced	68,143.7	67,929.9	70,812.0	71,188.4	69,644.3	68,143.7	69,644.3
Affiliate sourced	54,403.4	53,830.5	57,390.9	59,005.1	58,956.2	54,403.4	58,956.2
Subtotal external clients	**122,547.1**	**121,760.4**	**128,202.9**	**130,193.5**	**128,600.5**	**122,547.1**	**128,600.5**
General Account [1]	78,174.1	79,748.5	77,795.8	78,566.4	77,630.2	78,174.1	77,630.2
Total Client Assets (AUM)	**200,721.2**	**201,508.9**	**205,998.7**	**208,759.9**	**206,230.7**	**200,721.2**	**206,230.7**
Administration Only Assets (AUA)	48,820.2	47,930.1	51,391.1	52,861.8	52,396.5	48,820.2	52,396.5
Total AUM and AUA	**249,541.4**	**249,439.0**	**257,389.8**	**261,621.7**	**258,627.2**	**249,541.4**	**258,627.2**

	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Analysis of investment advisory and administrative revenues, net, by source: [2]							
External clients							
Investment Management sourced	75.6	74.9	76.9	76.8	77.4	304.2	311.2
Affiliate sourced	29.8	30.9	30.9	30.7	31.7	122.3	121.0
Subtotal external clients	**105.4**	**105.8**	**107.8**	**107.5**	**109.1**	**426.5**	**432.2**
General Account	36.6	36.0	36.4	36.1	36.2	145.1	144.8
Total investment advisory and administrative revenues, net, from AUM	**142.0**	**141.8**	**144.2**	**143.6**	**145.3**	**571.6**	**577.0**
Administration Only Fees	3.1	3.2	3.4	3.3	3.4	13.0	14.1
Total investment advisory and administrative revenues, net, by source [2]	**145.1**	**145.0**	**147.6**	**146.9**	**148.7**	**584.6**	**591.1**
Revenue Yield (bps): [2] [3]							
External clients							
Investment Management sourced	44.2	43.1	43.2	43.6	44.6	43.5	45.2
Affiliate sourced	21.7	22.1	21.1	20.8	21.4	21.4	20.9
Revenue Yield on Institutional/retail	**34.2**	**33.8**	**33.3**	**33.2**	**33.9**	**33.6**	**34.1**
General Account	18.4	18.5	18.5	18.6	18.5	18.5	18.4
Revenue Yield on Client Assets (AUM)	**28.0**	**27.9**	**27.7**	**27.7**	**28.1**	**27.8**	**28.1**
Revenue Yield on Administration Only Assets (AUA)	2.5	2.6	2.6	2.5	2.6	2.6	2.6
Total Revenue Yield on AUM and AUA (bps) [2] [3]	**23.0**	**22.9**	**22.7**	**22.6**	**22.9**	**22.8**	**22.7**

[1] General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.
[2] Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.
[3] Revenue Yields calculated using average client assets for the period.

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VOYA FINANCIAL

Voya Financial

Page 34 of 70

Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Investment Management Sourced AUM:							
Beginning of period AUM	**67,929.9**	**70,812.0**	**71,188.4**	**69,644.3**	**69,232.2**	**69,644.3**	**66,362.2**
Inflows							
Inflows-other	2,497.5	3,884.9	3,748.0	3,891.1	3,932.3	14,021.5	14,100.5
Outflows	(3,183.5)	(5,010.9)	(3,202.2)	(3,142.6)	(3,133.8)	(14,539.2)	(12,964.1)
Net Flows	**(686.0)**	**(1,126.0)**	**545.8**	**748.5**	**798.5**	**(517.7)**	**1,136.4**
Net Money Market Flows	(7.9)	18.8	(2.8)	7.2	7.6	15.3	(11.5)
Change in Market Value	862.7	(2,136.2)	(804.7)	879.2	1,222.8	(1,199.0)	2,628.6
Other (Including Acquisitions / Divestitures)	45.0	361.3	(114.7)	(90.7)	(1,616.8)	200.9	(471.4)
End of period AUM	**68,143.7**	**67,929.9**	**70,812.0**	**71,188.4**	**69,644.3**	**68,143.7**	**69,644.3**
Organic Growth (Net Flows / Beginning of period AUM)	-1.01%	-1.59%	0.77%	1.07%	1.15%	-0.74%	1.71%
Market Growth %	1.27%	-3.02%	-1.13%	1.26%	1.77%	-1.72%	3.96%
Affiliate Sourced AUM:							
Beginning of period AUM	**53,830.5**	**57,390.9**	**59,005.1**	**58,956.2**	**58,941.3**	**58,956.2**	**53,935.0**
Inflows							
Inflows from sub-advisor replacements	—	1,405.9	—	—	785.1	1,405.9	7,587.2
Inflows-other	867.4	866.4	976.9	964.2	923.8	3,674.9	3,297.8
Outflows	(1,802.9)	(3,049.8)	(2,277.9)	(2,038.4)	(2,696.9)	(9,169.0)	(9,005.6)
Net Flows	**(935.5)**	**(777.4)**	**(1,301.0)**	**(1,074.1)**	**(988.0)**	**(4,088.0)**	**1,879.4**
Net Money Market Flows	(78.0)	112.7	(31.1)	(81.2)	(110.0)	(77.6)	(285.4)
Change in Market Value	1,564.4	(2,345.7)	(296.8)	1,323.1	1,300.0	244.9	3,562.2
Other (Including Acquisitions / Divestitures)	22.0	(549.9)	14.7	(118.9)	(187.1)	(632.1)	(135.1)
End of period AUM	**54,403.4**	**53,830.5**	**57,390.9**	**59,005.1**	**58,956.2**	**54,403.4**	**58,956.2**
Organic Growth (Net Flows / Beginning of period AUM)	-1.74%	-1.35%	-2.20%	-1.82%	-1.68%	-6.93%	3.48%
Market Growth %	2.91%	-4.09%	-0.50%	2.24%	2.21%	0.42%	6.60%
Other affiliate sourced net flows	(193.3)	28.3	(276.0)	(230.9)	255.5	(671.9)	5,775.7
Variable annuity net flows	(742.2)	(805.7)	(1,025.0)	(843.2)	(1,243.5)	(3,416.2)	(3,896.3)
Total Affiliate Sourced Net Flows	**(935.5)**	**(777.4)**	**(1,301.0)**	**(1,074.1)**	**(988.0)**	**(4,088.0)**	**1,879.4**
Total Investment Management Sourced Net Flows	**(686.0)**	**(1,126.0)**	**545.8**	**748.5**	**798.5**	**(517.7)**	**1,136.4**
Total Net Flows	**(1,621.5)**	**(1,903.4)**	**(755.2)**	**(325.6)**	**(189.5)**	**(4,605.7)**	**3,015.8**
Net Flows excluding sub-advisor replacements and variable annuity net flows	**(879.3)**	**(2,503.6)**	**269.8**	**517.6**	**268.9**	**(2,595.5)**	**(675.1)**

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Voya Financial Page 35 of 70

Investment Management Account Value by Asset Type

Balances as of

(in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014

Institutional

Equity 17,524.6 17,101.8 17,992.4 18,136.8 18,095.7

Fixed Income 38,341.8 38,621.6 39,689.6 38,965.9 38,036.2

Real Estate — — — — —

Money Market — — 24.5 19.5 11.7

Total 55,866.4 55,723.4 57,706.5 57,122.2 56,143.6

Retail

Equity 39,978.6 39,148.2 42,992.0 44,245.8 43,880.8

Fixed Income 18,963.6 18,874.6 19,070.4 19,432.4 19,252.9

Real Estate 5,910.0 6,099.6 6,656.3 7,578.7 7,436.7

Money Market 1,828.5 1,914.6 1,777.7 1,814.4 1,886.5

Total 66,680.7 66,037.0 70,496.4 73,071.3 72,456.9

General Account

Equity 339.4 292.0 201.4 212.7 215.8

Fixed Income 77,662.4 78,156.8 76,741.9 77,102.4 76,125.5

Real Estate — — — — —

Money Market 172.3 1,299.7 852.5 1,251.3 1,288.9

Total 78,174.1 79,748.5 77,795.8 78,566.4 77,630.2

Combined Asset Type

Equity 57,842.6 56,542.0 61,185.8 62,595.3 62,192.3

Fixed Income 134,967.8 135,653.0 135,501.9 135,500.7 133,414.6

Real Estate 5,910.0 6,099.6 6,656.3 7,578.7 7,436.7

Money Market 2,000.8 3,214.3 2,654.7 3,085.2 3,187.1

Total 200,721.2 201,508.9 205,998.7 208,759.9 206,230.7

Individual Life

Voya Financial
Page 37 of 70

Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	64.2	61.2	64.7	65.3	65.7	255.4	231.3
Fee based margin	3.9	4.1	4.2	4.2	4.3	16.4	18.6
Net underwriting gain (loss) and other revenue	128.4	63.3	90.7	88.2	137.7	370.6	441.7
Administrative expenses	(58.4)	(59.1)	(60.0)	(61.4)	(60.8)	(238.9)	(255.8)
Trail commissions	(7.5)	(7.1)	(5.3)	(9.8)	(3.5)	(29.7)	(21.9)
DAC/VOBA and other intangibles amortization, excluding unlocking	(33.7)	(43.8)	(42.0)	(43.2)	(45.9)	(162.7)	(166.4)
DAC/VOBA and other intangibles unlocking	5.5	(29.4)	(14.6)	0.1	5.5	(38.4)	(10.2)
Operating earnings before income taxes	**102.4**	**(10.8)**	**37.7**	**43.4**	**103.0**	**172.7**	**237.3**
Gross Investment Income							
Fixed income	209.8	213.0	212.0	207.8	210.9	842.6	843.2
Limited partnership income	(1.6)	2.6	0.9	0.3	1.6	2.2	13.3
Prepayment fee income	9.1	2.2	4.5	11.3	9.1	27.1	17.1
Total gross investment income	**217.3**	**217.8**	**217.4**	**219.4**	**221.6**	**871.9**	**873.6**
Investment expenses	(6.3)	(6.3)	(6.4)	(5.9)	(5.9)	(24.9)	(24.2)
Credited interest	(151.9)	(157.0)	(154.6)	(155.4)	(157.9)	(618.9)	(648.7)
Net margin	**59.1**	**54.5**	**56.4**	**58.1**	**57.8**	**228.1**	**200.7**
Other investment income [1][2]	5.1	6.7	8.3	7.2	7.9	27.3	30.6
Investment spread and other investment income	**64.2**	**61.2**	**64.7**	**65.3**	**65.7**	**255.4**	**231.3**
Net underwriting gain (loss) and other revenue							
Fee revenue / Premiums	429.6	453.2	458.7	459.9	460.8	1,801.4	1,945.9
Net mortality, including Reinsurance	(270.9)	(349.9)	(309.0)	(309.1)	(244.8)	(1,238.9)	(1,197.0)
Reserve change / Other	(30.3)	(40.0)	(59.0)	(62.6)	(78.3)	(191.9)	(307.2)
Total net underwriting gain (loss) and other revenue	**128.4**	**63.3**	**90.7**	**88.2**	**137.7**	**370.6**	**441.7**

[1] The twelve months ended 12/31/15 and 12/31/14 include $0.9 million and $0.8 million, respectively, of prepayment income on assets backing surplus that has been allocated from the corporate segment.

[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

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Voya Financial Page 38 of 70

Individual Life Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 12/31/2015 12/31/2014

Operating revenues

Net investment income and net realized gains (losses) 217.4 218.8 220.8 222.4 223.5 879.4 885.1

Fee income 283.1 307.0 287.0 295.3 273.2 1,172.4 1,111.6

Premiums 109.8 140.2 151.4 146.6 145.1 548.0 699.6

Other revenue 4.6 4.1 3.7 4.5 4.8 16.9 21.5

Total operating revenues 614.9 670.1 662.9 668.8 646.6 2,616.7 2,717.8

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (409.4) (527.5) (495.8) (490.6) (455.7) (1,923.3) (2,115.6)

Operating expenses (84.0) (90.1) (85.4) (92.3) (83.5) (351.8) (359.2)

Net amortization of DAC/VOBA (19.1) (63.3) (44.0) (42.5) (4.4) (168.9) (5.7)

Total operating benefits and expenses (512.5) (680.9) (625.2) (625.4) (543.6) (2,444.0) (2,480.5)

Operating earnings before income taxes 102.4 (10.8) 37.7 43.4 103.0 172.7 237.3

Page 39 of 70

Voya Financial
Individual Life Key Metrics

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Sales by Product Line:							
Guaranteed	—	0.1	—	—	0.1	0.1	0.1
Accumulation	1.1	1.4	1.0	1.6	2.3	5.1	9.8
Indexed	23.7	18.2	15.5	14.4	12.6	71.8	49.8
Total Universal life	**24.8**	**19.7**	**16.5**	**16.0**	**15.0**	**77.0**	**59.7**
Variable life	1.8	1.0	1.7	1.0	3.4	5.5	7.2
Term	3.8	4.0	5.1	4.9	5.9	17.8	28.0
Whole life	—	—	—	—	—	—	0.1
Total sales by product line	**30.4**	**24.7**	**23.3**	**21.9**	**24.3**	**100.3**	**95.0**
Gross Premiums and Deposits by Product [(1)]:							
Interest sensitive	320.9	289.6	282.5	297.2	295.5	1,190.2	1,155.5
Non - interest sensitive	146.4	175.1	187.8	177.7	184.1	687.0	859.2
Total gross premiums and deposits	**467.3**	**464.7**	**470.2**	**475.0**	**479.6**	**1,877.2**	**2,014.7**
Applications							
New business policy count (Paid)	4,552	4,654	5,607	5,407	6,380	20,220	30,548
End of Period:							
In-Force Face Amount by Product [(1)]							
Universal life	78,274	77,846	77,736	77,580	77,798	78,274	77,798
Variable life	24,734	25,224	25,668	26,100	26,432	24,734	26,432
Term	252,274	361,173	364,618	367,382	369,498	252,274	369,498
Whole life	1,938	1,974	2,002	2,054	2,087	1,938	2,087
Total in-force face amount	**357,220**	**466,216**	**470,023**	**473,115**	**475,816**	**357,220**	**475,816**
In-Force Policy Count (in whole numbers) [(1)]							
Universal life	269,568	272,179	274,989	277,713	280,722	269,568	280,722
Variable life	58,524	59,669	60,632	61,629	62,609	58,524	62,609
Term	474,389	633,872	639,932	644,643	648,634	474,389	648,634
Whole life	124,437	126,230	128,103	130,246	132,806	124,437	132,806
Total in-force policy count	**926,918**	**1,091,950**	**1,103,656**	**1,114,231**	**1,124,771**	**926,918**	**1,124,771**
Assets Under Management by Fund Group [(1)]							
General account	12,603.1	13,015.3	13,032.3	13,035.7	12,995.3	12,603.1	12,995.3
Separate account	2,520.8	2,470.6	2,696.6	2,738.3	2,713.0	2,520.8	2,713.0
Total AUM	**15,123.9**	**15,485.9**	**15,728.9**	**15,774.0**	**15,708.3**	**15,123.9**	**15,708.3**

[(1)] Excludes amounts transferred to third parties through reinsurance transactions.

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Employee Benefits

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Page 41 of 70

Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Sources of operating earnings before income taxes:							
Investment spread and other investment income	11.7	11.6	12.8	11.0	12.5	47.1	49.1
Net underwriting gain (loss) and other revenue	89.4	109.4	104.2	102.8	111.7	405.8	374.6
Administrative expenses	(48.6)	(47.4)	(47.5)	(45.9)	(43.5)	(189.4)	(170.2)
Trail commissions	(25.7)	(24.2)	(26.7)	(22.7)	(20.2)	(99.3)	(83.5)
DAC/VOBA and other intangibles amortization, excluding unlocking	(3.0)	(2.6)	(4.2)	(3.9)	(3.3)	(13.7)	(13.3)
DAC/VOBA and other intangibles unlocking	(0.2)	(2.6)	(0.9)	(0.7)	—	(4.4)	(7.8)
Operating earnings before income taxes	**23.6**	**44.2**	**37.7**	**40.6**	**57.2**	**146.1**	**148.9**
Gross Investment Income							
Fixed income	24.4	24.7	24.5	24.8	25.0	98.4	100.6
Limited partnership income	(0.3)	0.2	0.1	—	0.1	—	1.4
Prepayment fee income	1.5	0.4	1.3	0.1	0.8	3.3	2.0
Total gross investment income	**25.6**	**25.3**	**25.9**	**24.9**	**25.9**	**101.7**	**104.0**
Investment expenses	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	(3.2)	(3.0)
Credited interest	(15.1)	(15.2)	(15.2)	(15.4)	(15.3)	(60.9)	(62.4)
Net margin	**9.7**	**9.3**	**9.9**	**8.7**	**9.8**	**37.6**	**38.6**
Other investment income [1]	2.0	2.3	2.9	2.3	2.7	9.5	10.5
Investment spread and other investment income	**11.7**	**11.6**	**12.8**	**11.0**	**12.5**	**47.1**	**49.1**
Group life							
Premiums	119.0	119.4	122.5	116.1	114.1	477.0	454.9
Benefits	(93.7)	(90.3)	(90.6)	(86.1)	(82.4)	(360.7)	(346.0)
Other [2]	(2.4)	(2.4)	(2.4)	(1.9)	(2.5)	(9.1)	(8.7)
Total	**22.9**	**26.7**	**29.5**	**28.1**	**29.2**	**107.2**	**100.2**
Loss Ratio (Interest adjusted)	**78.7%**	**75.6%**	**74.0%**	**74.2%**	**72.2%**	**75.6%**	**76.1%**
Group stop loss							
Premiums	196.1	191.2	193.5	192.9	167.4	773.7	659.4
Benefits	(148.9)	(128.7)	(139.8)	(135.7)	(103.7)	(553.1)	(459.2)
Other [2]	(1.2)	(1.1)	(0.2)	(2.6)	(1.4)	(5.1)	(4.5)
Total	**46.0**	**61.4**	**53.5**	**54.6**	**62.4**	**215.5**	**195.7**
Loss Ratio	**75.9%**	**67.3%**	**72.2%**	**70.4%**	**61.9%**	**71.5%**	**69.6%**
Voluntary Benefits, Disability, and Other	**20.4**	**21.3**	**21.1**	**20.2**	**20.0**	**84.1**	**78.7**
Net underwriting gain (loss) and other revenue	**89.4**	**109.4**	**104.2**	**102.8**	**111.7**	**405.8**	**374.6**

[1] Includes investment income on assets backing surplus that has been allocated from the corporate segment.

[2] Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

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Voya Financial Page 42 of 70

Employee Benefits Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 12/31/2015 12/31/2014

Operating revenues

Net investment income and net realized gains (losses) 26.8 26.8 28.0 26.5 27.8 108.1 111.3

Fee income 16.0 21.0 15.5 15.8 15.4 68.3 69.6

Premiums 342.0 330.2 334.4 330.0 303.4 1,336.6 1,196.2

Other revenue (1.4) (1.3) (1.7) (1.4) (0.9) (5.8) (4.1)

Total operating revenues 383.4 376.7 376.2 370.9 345.7 1,507.2 1,373.0

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (282.3) (252.7) (260.1) (255.4) (220.9) (1,050.5) (940.7)

Operating expenses (74.3) (71.2) (73.3) (70.3) (64.5) (289.1) (254.7)

Net amortization of DAC/VOBA (3.2) (8.6) (5.1) (4.6) (3.1) (21.5) (28.7)

Total operating benefits and expenses (359.8) (332.5) (338.5) (330.3) (288.5) (1,361.1) (1,224.1)

Operating earnings before income taxes 23.6 44.2 37.7 40.6 57.2 146.1 148.9

Voya Financial Page 43 of 70

Employee Benefits Key Metrics

Three Months Ended Year-to-Date

(in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 12/31/2015 12/31/2014

Sales by Product Line:

Group life (Basic / Sup / AD&D) 4.9 6.1 6.0 36.6 5.4 53.6 54.2

Group stop loss 16.8 28.2 21.9 203.0 11.6 269.9 225.2

Disability 0.5 2.7 0.2 6.9 1.2 10.3 11.5

Association (Life, DI, PAI) 3.0 0.2 2.0 11.2 4.5 16.4 5.2

Other (PAI) — — — 0.6 0.1 0.6 1.4

Total group products 25.2 37.3 30.1 258.3 22.8 350.9 297.5

Voluntary products 6.8 5.6 10.6 14.5 9.0 37.5 40.8

Total sales by product line 32.0 42.9 40.7 272.8 31.8 388.4 338.3

Total gross premiums and deposits 390.9 380.2 383.4 374.6 342.4 1,529.1 1,374.2

Total annualized in-force premiums 1,603.9 1,599.7 1,579.8 1,564.7 1,406.4 1,603.9 1,406.4

Assets Under Management by Fund Group

General account 1,777.9 1,795.3 1,798.9 1,755.4 1,761.1 1,777.9 1,761.1

Separate account 15.1 14.4 15.7 16.1 16.1 15.1 16.1

Total AUM 1,793.0 1,809.7 1,814.6 1,771.5 1,777.2 1,793.0 1,777.2

Corporate

Voya Financial Page 45 of 70

Corporate Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 12/31/2015 12/31/2014

Interest expense (48.5) (48.1) (49.9) (48.0) (47.5) (194.5) (188.0)

Amortization of intangibles (9.1) (9.1) (9.2) (9.2) (9.2) (36.6) (35.6)

Strategic investment program (1) (34.7) (31.7) (13.1) — — (79.5) —

Other (2) 10.2 13.3 18.9 9.0 9.0 51.4 53.2

Operating earnings before income taxes (82.1) (75.6) (53.3) (48.2) (47.7) (259.2) (170.4)

(1) On June 2, 2015, we announced that we would undertake a strategic investment program over the next four years as it relates to IT simplification, digital and analytics,

and cross-enterprise initiatives.

(2) The three months ended 3/31/14, 6/30/14 and 9/30/15 include $(1.8) million, $5.8 million and $1.6 million of net investment income from Lehman Recovery/LIHTC,

respectively.

Closed Blocks (Variable Annuity and Other)

Voya Financial
Page 47 of 70

Closed Block Other Operating Earnings

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Closed Block Institutional Spread Products	2.1	4.0	3.2	5.1	(1.0)	14.4	19.5
Closed Block Other	(0.1)	(1.4)	0.8	8.7	3.8	8.0	5.2
Operating earnings before income taxes	**2.0**	**2.6**	**4.0**	**13.8**	**2.8**	**22.4**	**24.7**
Closed Block Institutional Spread Products							
Operating revenues							
Net investment income and net realized gains (losses)	12.2	13.7	13.8	15.0	20.6	54.7	72.8
Premiums	—	—	—	—	0.5	—	2.3
Other revenue	(0.2)	(0.2)	(0.3)	(0.1)	(0.2)	(0.8)	(1.0)
Total operating revenues	**12.0**	**13.5**	**13.5**	**14.9**	**20.9**	**53.9**	**74.1**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(7.6)	(7.2)	(7.7)	(7.2)	(19.5)	(29.7)	(43.3)
Operating expenses	(2.3)	(2.3)	(2.6)	(2.6)	(2.3)	(9.8)	(10.9)
Net amortization of DAC/VOBA	—	—	—	—	(0.1)	—	(0.4)
Total operating benefits and expenses	**(9.9)**	**(9.5)**	**(10.3)**	**(9.8)**	**(21.9)**	**(39.5)**	**(54.6)**
Operating earnings before income taxes	**2.1**	**4.0**	**3.2**	**5.1**	**(1.0)**	**14.4**	**19.5**
Closed Block Other							
Operating revenues							
Net investment income and net realized gains (losses)	0.3	0.3	2.5	5.5	5.7	8.6	23.8
Premiums	0.7	0.8	0.1	1.2	1.1	2.8	4.5
Other revenue	0.8	0.3	(0.1)	0.3	—	1.3	0.3
Total operating revenues	**1.8**	**1.4**	**2.5**	**7.0**	**6.8**	**12.7**	**28.6**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(0.8)	(1.2)	(0.8)	3.4	(1.1)	0.6	(9.6)
Operating expenses	(1.1)	(1.6)	(0.9)	(1.7)	(1.9)	(5.3)	(13.8)
Total operating benefits and expenses	**(1.9)**	**(2.8)**	**(1.7)**	**1.7**	**(3.0)**	**(4.7)**	**(23.4)**
Operating earnings before income taxes	**(0.1)**	**(1.4)**	**0.8**	**8.7**	**3.8**	**8.0**	**5.2**

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Voya Financial
Page 48 of 70

Closed Block Variable Annuity Income (Loss) before income taxes

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Revenues							
Net investment income	64.4	61.1	54.7	50.9	46.5	231.1	163.2
Fee income	264.2	274.9	291.2	288.0	302.9	1,118.3	1,251.7
Premiums	80.3	82.4	164.3	89.2	303.0	416.2	522.2
Net realized gains (losses)	(537.7)	370.3	145.5	(166.2)R	(462.3)R	(188.1)	(689.7)R
Other revenues and premiums	1.4	0.3	2.8	2.5	3.6	7.0	14.6
Total revenues	**(127.4)**	**789.0**	**658.5**	**264.4**	**193.7**	**1,584.5**	**1,262.0**
Benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(72.7)	(682.9)	(351.8)	(168.5)	(376.2)	(1,275.9)	(994.8)
Operating expenses and interest expense	(104.8)	(104.1)	(110.5)	(112.1)	(116.0)	(431.5)	(473.6)
Net amortization of DAC/VOBA	(12.4)	(9.1)	(15.7)	(13.2)	(18.8)	(50.4)	(32.8)
Total benefits and expenses	**(189.9)**	**(796.1)**	**(478.0)**	**(293.8)**	**(511.0)**	**(1,757.8)**	**(1,501.2)**
Income (loss) before income taxes	**(317.3)**	**(7.1)**	**180.5**	**(29.4)**	**(317.3)**	**(173.3)**	**(239.2)**

The following table presents notable items that result in volatility in income (loss) before income taxes:

	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	YTD 12/31/2015	YTD 12/31/2014
Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [1]	(229.7)	(601.7)	47.5	(305.1)R	(638.1)R	(1,089.0)	(1,454.2)R
Gains (losses) related to CHO program [1]	(131.5)	122.4	(14.4)	(2.3)R	(65.0)R	(25.8)	(121.1)R
Gain (loss) due to nonperformance risk [1]	(156.8)	240.9	(68.2)	56.0 R	152.1 R	71.9	327.7 R
Net investment gains (losses) [1]	(13.5)	(3.1)	—	1.5	1.1	(15.1)	(0.4)
DAC/VOBA and other intangibles unlocking and loss recognition	(0.1)	4.1	(2.6)	0.3	(5.4)	1.7	34.4

[1] Excludes net amortization of DAC/VOBA and other intangibles.

[R] Revised

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Voya Financial Page 49 of 70

Closed Block Variable Annuity Death and Living Benefits

Balances as of

(in millions USD) 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014

Death and living benefits-account value

GMAB/GMWB 631 636 709 749 777

GMIB 11,680 11,645 12,962 13,796 14,027

GMWBL 14,128 14,032 15,248 15,766 15,804

No living benefits 9,085 9,049 9,929 10,326 10,469

Total (1) 35,524 35,362 38,848 40,637 41,077

Net Amount at Risk (after reinsurance)

Total DB NAR 6,152 6,630 5,203 4,895 5,048

LB NAR

GMAB/GMWB 19 21 16 15 17

GMIB (2) 3,044 3,385 2,389 2,469 2,361

GMWBL(2) 2,106 2,374 1,271 1,646 1,324

Total LB NAR 5,169 5,780 3,676 4,130 3,702

(1) Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business.

(2) GMIB and GMWBL values represent discounted net amount at risk.

Voya Financial
Page 50 of 70

Closed Block Variable Annuity AUM Rollforward

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Products in accumulation phase							
Balance as of beginning of period	35,411.7	38,902.6	40,691.9	41,132.0	42,238.2	41,132.0	44,788.2
Deposits	28.1	27.8	33.9	34.0	34.5	123.8	170.4
Surrenders, benefits, and product charges	(973.5)	(1,016.6)	(1,439.4)	(1,229.5)	(1,789.6)	(4,659.0)	(5,593.7)
Net cash flow	(945.4)	(988.8)	(1,405.5)	(1,195.5)	(1,755.1)	(4,535.2)	(5,423.3)
Interest credited and investment performance	1,109.5	(2,502.0)	(383.8)	755.4	648.9	(1,021.0)	1,767.1
Balance as of end of period	**35,575.8**	**35,411.8**	**38,902.6**	**40,691.9**	**41,132.0**	**35,575.8**	**41,132.0**
End of period contracts in payout status	2,976.0	2,817.4	2,676.8	2,275.8	2,082.2	2,976.0	2,082.2
Total balance as of end of period [1]	**38,551.8**	**38,229.2**	**41,579.4**	**42,967.7**	**43,214.2**	**38,551.8**	**43,214.2**
Assets under management by fund group							
General account	3,410.4	3,269.8	3,128.7	2,739.0	2,556.3	3,410.4	2,556.3
Separate account	35,141.4	34,959.4	38,450.7	40,228.7	40,657.9	35,141.4	40,657.9
Total AUM [1]	**38,551.8**	**38,229.2**	**41,579.4**	**42,967.7**	**43,214.2**	**38,551.8**	**43,214.2**

[1] Includes products in accumulation and payout phase, Policy Loans, and Life Insurance Business

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Investment Information

Voya Financial
Page 52 of 70

Portfolio Composition

(in millions USD)	Balances as of 12/31/2015 Amount	12/31/2015 % of Total	9/30/2015 Amount	9/30/2015 % of Total	6/30/2015 Amount	6/30/2015 % of Total	3/31/2015 Amount	3/31/2015 % of Total	12/31/2014 Amount	12/31/2014 % of Total
Composition of Investment Portfolio										
Fixed maturities, available for sale, at fair value, before consolidation	67,733.4		69,211.8		68,162.5		71,417.4		69,910.3	
CLOs Adjustments [1]	(38.2)		(45.6)		(61.6)		(42.4)		(46.6)	
VOEs Adjustments [1]	38.2		45.6		61.6		42.4		46.6	
Fixed maturities, available for sale, at fair value, after consolidation	67,733.4	76.5%	69,211.8	76.1%	68,162.5	77.2%	71,417.4	76.8%	69,910.3	77.0%
Fixed maturities, at fair value using the fair value option	3,226.6	3.6%	3,595.4	3.9%	3,568.1	4.0%	3,675.3	3.9%	3,564.5	3.9%
Equity securities, available for sale, at fair value	331.7	0.4%	338.2	0.4%	279.6	0.3%	283.6	0.3%	271.8	0.3%
Short-term investments	1,496.7	1.7%	1,572.9	1.7%	1,064.5	1.2%	1,615.5	1.7%	1,711.4	1.9%
Mortgage loans on real estate	10,447.5	11.8%	10,727.2	11.8%	10,366.7	11.7%	10,194.5	11.0%	9,794.1	10.8%
Policy loans	2,002.7	2.3%	2,027.2	2.2%	2,034.1	2.3%	2,074.1	2.2%	2,104.0	2.3%
Limited partnerships/corporations, before consolidation	1,233.4		1,210.2		1,186.4		1,066.7		1,057.6	
VOEs Adjustments [1]	(722.8)		(744.6)		(714.6)		(691.2)		(694.4)	
Limited partnerships/corporations, after consolidation	510.6	0.6%	465.6	0.5%	471.8	0.5%	375.5	0.4%	363.2	0.4%
Derivatives	1,538.5	1.7%	1,919.5	2.1%	1,429.3	1.6%	2,127.0	2.3%	1,819.6	2.0%
Other investments	91.6	0.1%	92.7	0.1%	93.3	0.1%	97.0	0.1%	110.3	0.1%
Securities pledged to creditors	1,112.6	1.3%	1,099.5	1.2%	976.5	1.1%	1,209.7	1.3%	1,184.6	1.3%
Total investments, after consolidation	**88,491.9**	**100.0%**	**91,050.0**	**100.0%**	**88,446.4**	**100.0%**	**93,069.6**	**100.0%**	**90,833.8**	**100.0%**
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	4,001.6	5.6%	4,484.4	6.1%	3,652.3	5.0%	4,223.3	5.6%	4,339.9	5.8%
U.S. Corporate - Public	33,616.0	46.6%	34,516.0	46.7%	34,049.2	46.8%	36,204.0	47.4%	34,343.7	46.0%
U.S. Corporate - Private	6,641.1	9.2%	6,498.4	8.8%	6,405.9	8.8%	6,155.3	8.1%	6,397.1	8.7%
Foreign Government / Agency	922.2	1.3%	888.7	1.2%	884.5	1.2%	911.3	1.2%	891.3	1.2%
Foreign Corporate - Public	7,101.4	9.8%	7,179.6	9.7%	7,544.0	10.4%	7,770.6	10.2%	7,497.9	10.0%
Foreign Corporate - Private	7,348.6	10.2%	7,702.5	10.4%	7,805.6	10.7%	8,031.1	10.5%	8,055.0	10.8%
State, municipalities and political subdivisions	1,346.2	1.9%	1,166.9	1.6%	840.6	1.2%	798.1	1.0%	694.4	0.9%
Residential mortgaged-backed securities:										
CMO-B Agency	3,233.4	4.5%	3,318.2	4.5%	3,323.4	4.6%	3,416.5	4.5%	3,310.2	4.4%
CMO-B Non-Agency	322.3	0.4%	354.5	0.5%	346.6	0.5%	391.8	0.5%	393.3	0.5%
Agency	1,682.2	2.3%	1,725.3	2.3%	1,789.2	2.5%	1,992.9	2.6%	2,153.6	2.9%
Non-Agency [3]	1,062.2	1.5%	1,135.8	1.5%	1,194.8	1.6%	1,273.9	1.7%	1,333.5	1.8%
Total Residential mortgage-backed securities	6,300.1	8.7%	6,533.8	8.8%	6,654.0	9.2%	7,075.1	9.3%	7,190.6	9.7%
Commercial mortgage-backed securities	4,092.6	5.7%	4,115.2	5.6%	3,987.7	5.5%	4,185.9	5.5%	4,188.2	5.6%
Other asset-backed securities [3]	702.8	1.0%	821.2	1.1%	883.3	1.2%	947.7	1.2%	1,061.3	1.4%
Total fixed maturities, including securities pledged [5]	**72,072.6**	**100.0%**	**73,906.7**	**100.0%**	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	1,353.2	1.9%	1,393.7	1.9%	1,825.8	2.5%	2,091.4	2.7%	2,218.5	3.0%
Due after one year through five years	13,843.2	19.2%	13,629.5	18.5%	13,257.7	18.2%	13,448.4	17.6%	13,199.4	17.7%
Due after five years through ten years	20,511.7	28.5%	21,075.1	28.5%	20,720.6	28.5%	21,582.6	28.3%	20,935.9	28.0%
Due after ten years	25,269.0	35.0%	26,338.2	35.6%	25,378.0	34.9%	26,971.3	35.4%	25,865.5	34.6%
CMO-B	3,555.7	4.9%	3,672.7	5.0%	3,670.0	5.1%	3,808.3	5.0%	3,703.5	5.0%
Mortgage-backed securities	6,837.0	9.5%	6,976.3	9.4%	6,971.7	9.6%	7,452.7	9.8%	7,675.3	10.3%
Other asset-backed securities [3]	702.8	1.0%	821.2	1.1%	883.3	1.2%	947.7	1.2%	1,061.3	1.4%
Total fixed maturities, including securities pledged [5]	**72,072.6**	**100.0%**	**73,906.7**	**100.0%**	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
1	41,315.4	57.3%	42,700.0	57.8%	40,955.0	56.3%	43,273.9	56.7%	42,566.5	56.9%
2	27,553.9	38.2%	28,034.3	37.9%	28,559.2	39.3%	29,736.5	39.0%	28,903.0	38.7%
3	2,571.7	3.6%	2,645.6	3.6%	2,645.6	3.6%	2,702.0	3.5%	2,594.4	3.5%
4	421.0	0.6%	296.0	0.4%	324.1	0.4%	342.2	0.4%	344.8	0.5%
5	44.0	0.1%	45.0	0.1%	36.8	0.1%	43.6	0.1%	55.2	0.1%
6	166.6	0.2%	185.8	0.2%	186.4	0.3%	204.2	0.3%	195.5	0.3%
Total fixed maturities, including securities pledged [4] [5]	**72,072.6**	**100.0%**	**73,906.7**	**100.0%**	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
AAA	13,201.2	18.3%	13,812.9	18.7%	12,814.2	17.6%	14,001.1	18.3%	13,974.3	18.7%
AA	4,722.7	6.6%	4,749.2	6.4%	4,585.4	6.3%	4,896.3	6.4%	4,689.0	6.3%
A	21,514.3	29.9%	22,228.1	30.1%	21,447.5	29.5%	22,389.8	29.4%	21,994.7	29.5%
BBB	28,013.6	38.8%	28,444.5	38.5%	29,074.7	40.0%	29,882.3	39.2%	29,092.5	38.9%
BB	2,897.4	4.0%	2,938.0	4.0%	2,982.1	4.1%	3,218.4	4.2%	2,943.5	4.0%
B and below	1,723.4	2.4%	1,734.0	2.3%	1,803.2	2.5%	1,914.5	2.5%	1,965.4	2.6%
Total fixed maturities, including securities pledged [5]	**72,072.6**	**100.0%**	**73,906.7**	**100.0%**	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**

[1] Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.
[2] Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
[3] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
[4] ARO ratings do not directly translate into NAIC ratings.
[5] Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet. Refer to the page in "Additional Information" section.

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Voya Financial
Portfolio Results

(in millions USD)	Three Months Ended										Year-to-Date			
	12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014		12/31/2015		12/31/2014	
Operating investment income and annualized yield [5]	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**
Fixed maturity securities [1]	847.0	5.03 %	837.8	5.06%	830.2	5.04%	829.5	5.03%	835.1	5.05%	3,344.5	5.04%	3,342.8	5.03%
Equity securities	2.7	4.08 %	3.2	4.44%	1.1	1.97%	2.7	3.93%	3.1	4.64%	9.7	3.65%	12.8	4.85%
Mortgage loans	120.3	4.69 %	122.0	4.76%	120.3	4.80%	119.0	4.88%	118.4	4.92%	481.6	4.78%	466.8	5.01%
Limited partnerships	(19.9)	(6.71)%	9.1	3.13%	21.8	7.64%	13.8	5.29%	5.9	2.26%	24.8	2.19%	120.9	12.70%
Policy loans	26.2	5.38 %	27.0	5.48%	26.9	5.44%	27.6	5.48%	27.8	5.42%	107.7	5.44%	111.2	5.41%
Short-term investments	0.7	0.08 %	0.7	0.07%	0.7	0.10%	0.9	0.11%	0.6	0.10%	3.0	0.09%	3.0	0.15%
Derivatives [1]	12.1	N/A	7.3	N/A	9.3	N/A	8.9	N/A	7.2	N/A	37.6	N/A	13.7	N/A
Pre payment fee income	65.7	0.30 %	29.3	0.14%	16.1	0.08%	38.3	0.18%	58.0	0.28%	149.4	0.18%	118.5	0.14%
Other assets	0.8	N/A	0.7	N/A	(0.2)	N/A	1.3	N/A	(2.7)	N/A	2.6	N/A	3.7	N/A
Gross investment income before expenses and fees	**1,055.6**	**4.99 %**	**1,037.1**	**4.96%**	**1,026.2**	**4.98%**	**1,042.0**	**5.05%**	**1,053.4**	**5.18%**	**4,160.9**	**5.00%**	**4,193.4**	**5.16%**
Expenses and fees	(41.1)	-0.20 %	(41.7)	-0.20%	(39.7)	-0.20%	(39.5)	-0.19%	(39.0)	-0.20%	(162.0)	-0.20%	(160.9)	-0.20%
Total investment income and annualized yield	**1,014.5**	**4.79 %**	**995.4**	**4.76%**	**986.5**	**4.78%**	**1,002.5**	**4.86%**	**1,014.4**	**4.98%**	**3,998.9**	**4.80%**	**4,032.5**	**4.96%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	64.4		61.1		54.7		50.9		46.5		231.1		163.2	
Total investment income, excluding CBVA	**950.1**		**934.3**		**931.8**		**951.6**		**967.9**		**3,767.8**		**3,869.3**	
Trading gains/losses [5]														
Fixed maturities	(13.8)		(5.7)		1.4		5.1		(1.7)		(13.0)		29.9	
Equity securities	2.8		(0.1)		(0.3)		0.1		—		2.5		18.9	
Mortgage loans	0.5		(0.5)		0.9		0.1		0.5		1.0		0.8	
Other investments	1.1		(1.3)		0.6		0.2		2.2		0.6		20.6	
Total trading gains/losses, excluding CBVA	**(9.4)**		**(7.6)**		**2.6**		**5.5**		**1.0**		**(8.9)**		**70.2**	
Impairments [5]														
Fixed maturities	(54.5)		(36.5)		(7.3)		(3.5)		(6.4)		(101.8)		(18.1)	
Equity securities	—		—		—		(0.1)		0.1		(0.1)		(0.9)	
Mortgage loans	—		—		—		—		—		—		—	
Other investments	—		—		—		—		(0.1)		—		(0.1)	
Total impairments, excluding CBVA	**(54.5)**		**(36.5)**		**(7.3)**		**(3.6)**		**(6.4)**		**(101.9)**		**(19.1)**	
Fair value adjustments [2]	**(41.4)**		**17.7**		**8.9**		**65.4**		**50.6**		**50.6**		**181.8**	
Derivatives, including change in fair value of derivatives related to guaranteed benefits, excluding CBVA	**(18.9)**		**55.4**		**20.9**		**(67.5)**		**(27.5)**		**(10.1)**		**(50.2)**	
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses), excluding CBVA [5]	**(124.2)**		**29.0**		**25.1**		**(0.2)**		**17.7**		**(70.3)**		**182.7**	
CBVA investment income and realized capital gains (losses)	**(473.3)**		**431.4**		**200.2**		**(115.3)**		**(415.8)**		**43.0**		**(526.5)**	
Businesses exited through reinsurance [3]	**9.8**		**17.6**		**(40.2)**		**37.3**		**67.1**		**24.5**		**145.0**	
Consolidation/eliminations [4]	**67.5**		**13.5**		**16.8**		**41.7**		**34.5**		**139.5**		**65.9**	
Total investment income and realized capital gains (losses)	**429.9**		**1,425.8**		**1,133.7**		**915.1**		**671.4**		**3,904.5**		**3,736.4**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
[3] Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
[4] Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.
[5] Investment results related to businesses exited through reinsurance are excluded.

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Voya Financial
Alternative Investment Income

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Retirement							
Average alternative investments	426.4	436.3	414.8	349.1	341.0	406.7	310.6
Alternative investment income	(3.6)	1.7	8.6	2.5	1.9	9.2	28.8
Annuities							
Average alternative investments	266.2	270.0	260.9	231.4	214.3	257.1	199.6
Alternative investment income	(3.9)	2.6	5.0	1.3	2.9	5.0	25.0
Investment Management							
Average alternative investments	194.1	219.4	185.7	148.3	146.9	186.9	145.3
Alternative investment income	(8.8)	0.4	3.4	6.1	(4.6)	1.1	19.7
Individual Life							
Average alternative investments	179.8	178.4	173.6	155.8	156.8	171.9	143.0
Alternative investment income	(2.3)	2.8	3.7	1.1	2.0	5.3	19.8
Employee Benefits							
Average alternative investments	43.4	44.4	42.0	34.7	33.5	41.1	29.5
Alternative investment income	(0.5)	0.2	0.9	0.2	0.2	0.8	3.2
Total Ongoing Business							
Average alternative investments	**1,109.9**	**1,148.5**	**1,077.0**	**919.3**	**892.5**	**1,063.7**	**828.0**
Alternative investment income	**(19.1)**	**7.7**	**21.6**	**11.2**	**2.4**	**21.4**	**96.5**
Corporate [1]							
Average alternative investments	—	—	—	109.8	109.2	27.5	106.7
Alternative investment income	—	—	—	2.8	3.7	2.8	16.6
Closed Blocks [2]							
Average alternative investments	23.6	28.2	30.5	23.4	30.0	26.4	33.2
Alternative investment income	(0.1)	—	0.7	0.2	0.2	0.8	4.2
Total Consolidated [3]							
Average alternative investments	**1,133.5**	**1,176.7**	**1,107.5**	**1,052.5**	**1,031.7**	**1,117.6**	**967.9**
Alternative investment income	**(19.2)**	**7.7**	**22.3**	**14.2**	**6.3**	**25.0**	**117.3**

[1] Effective in the second quarter of 2015, approximately $110 million of alternative assets previously allocated to the excess capital in the Corporate segment is now allocated to all segments in proportion to each segment's target statutory capital.

[2] Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

[3] Alternative investment income excludes the net investment income from Lehman Recovery/LIHTC in the three months ending 9/30/15, 6/30/14 and 3/31/14.

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Voya Financial

Unrealized Gains (Losses)

(in millions USD)	Balances as of									
	12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed Maturities, available for sale (including securities pledged)										
Aging Schedule										
Less than 20%	(1,015.1)	64.4%	(782.4)	74.4%	(703.7)	93.6%	(206.2)	85.7%	(294.0)	90.8%
20% or more for less than six months	(524.5)	33.2%	(254.9)	24.2%	(32.6)	4.3%	(30.9)	12.8%	(26.5)	8.2%
20% or more for six months or greater	(38.5)	2.4%	(14.6)	1.4%	(15.6)	2.1%	(3.6)	1.5%	(3.1)	1.0%
Total unrealized loss	**(1,578.1)**	**100.0%**	**(1,051.9)**	**100.0%**	**(751.9)**	**100.0%**	**(240.7)**	**100.0%**	**(323.6)**	**100.0%**
Total unrealized gain	**3,700.8**		**4,542.7**		**4,432.3**		**7,018.0**		**6,168.4**	
Net unrealized gain (loss)	**2,122.7**		**3,490.8**		**3,680.4**		**6,777.3**		**5,844.8**	
Fixed Maturities Securities by Security Sector - Net unrealized gain (loss) [1]										
US Treasuries and US government agencies and authorities	555.4		635.2		502.6		775.0		684.8	
US Corporate - Public	821.7		1,477.4		1,566.1		3,490.3		2,928.1	
US Corporate - Private	113.6		216.6		204.9		415.4		387.2	
Foreign Government / Agency	(8.0)		0.7		26.4		46.4		33.0	
Foreign Corporate - Public	(97.5)		46.3		218.9		509.7		381.2	
Foreign Corporate - Private	96.1		305.5		380.6		547.1		498.4	
State, municipalities, and political subdivisions	8.4		14.6		1.2		43.8		34.9	
Residential mortgaged-backed securities:										
CMO-B Agency	309.7		364.9		368.4		385.3		366.7	
CMO-B Non-Agency	102.7		111.7		105.6		123.1		121.8	
Agency	24.6		38.6		31.0		51.6		41.3	
Non-Agency	59.8		69.0		77.7		77.5		73.6	
Total residential mortgage-backed securities	**496.8**		**584.2**		**582.7**		**637.5**		**603.4**	
Commercial mortgage-backed securities	124.8		189.9		179.1		288.9		271.9	
Other asset-backed securities [1]	11.4		20.4		17.9		23.2		21.9	
Total net unrealized gain (loss)	**2,122.7**		**3,490.8**		**3,680.4**		**6,777.3**		**5,844.8**	

[1] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

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Voya Financial
Asset Backed Securities

(in millions USD)	12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014	
	Balances as of									
RMBS Balances by Collateral Type (1) (2)	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**
Prime Agency	4,915.4	4,522.7	5,043.5	4,574.7	5,105.1	4,641.1	5,401.7	4,894.0	5,456.0	4,974.9
Prime / Non-Agency	591.5	473.8	648.3	518.5	671.4	545.3	751.1	607.4	776.8	632.2
Alt-A RMBS	332.0	283.3	352.2	298.7	367.0	313.6	392.8	334.7	408.7	351.7
Subprime Mortgage-Backed Securities	461.2	428.6	489.8	452.4	510.5	468.0	529.5	487.5	549.1	512.6
Total	**6,300.1**	**5,708.4**	**6,533.8**	**5,844.3**	**6,654.0**	**5,968.0**	**7,075.1**	**6,323.6**	**7,190.6**	**6,471.4**

(in millions USD)	12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014	
	Balances as of									
CMBS Balances by Year of Origination (1) (2)	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**
2015	747.9	745.5	394.4	389.0	115.5	118.7	66.3	64.8	—	—
2014	738.5	722.7	722.3	695.0	631.9	623.9	687.5	639.5	640.4	613.1
2013	554.6	521.4	555.8	511.1	516.5	488.2	542.1	487.6	513.4	476.8
2012	19.6	19.3	29.8	28.7	21.4	20.8	22.0	20.7	14.6	13.9
2011	46.0	45.9	33.1	32.5	11.8	11.9	12.2	11.9	9.9	10.0
2010	17.1	16.9	16.6	16.2	15.6	15.5	16.3	15.8	13.8	13.5
2008	10.3	9.6	10.8	9.7	10.9	9.6	11.0	9.6	11.0	9.5
2007	1,063.7	1,012.5	1,079.6	1,008.4	1,093.2	1,008.5	1,109.9	1,011.1	1,112.5	1,009.2
2006	812.2	793.8	1,033.9	1,000.8	1,134.4	1,085.4	1,156.6	1,093.0	1,166.0	1,090.9
2005 and prior	82.7	80.2	238.9	233.9	436.5	426.1	562.0	543.0	706.6	679.4
Total	**4,092.6**	**3,967.8**	**4,115.2**	**3,925.3**	**3,987.7**	**3,808.6**	**4,185.9**	**3,897.0**	**4,188.2**	**3,916.3**

(in millions USD)	12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014	
	Balances as of									
Other ABS Balances by Loan Classification (1) (2)	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**
Credit Card Receivables	387.0	380.7	461.6	448.2	469.7	457.7	527.7	511.4	611.6	597.0
Automobile Receivables	121.9	122.1	134.1	134.0	145.7	145.6	170.5	170.2	182.0	181.8
CLO's (1)	10.0	10.0	13.4	13.4	66.1	64.9	65.1	64.1	63.9	62.8
Other	183.9	178.6	212.1	205.2	201.8	197.2	184.4	178.8	203.8	197.8
Total	**702.8**	**691.4**	**821.2**	**800.8**	**883.3**	**865.4**	**947.7**	**924.5**	**1,061.3**	**1,039.4**

(1) Excludes consolidated CLO's.

(2) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to the page in "Additional Information" section.

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Page 57 of 70

RMBS Securities Summary

As of December 31, 2015

RMBS [1] by Rating and Origination Year

(in millions USD)	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
NAIC Designation [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	4,901.1	4,507.0	392.2	344.5	319.0	272.6	421.4	386.6	6,033.7	5,510.7
2	—	—	17.1	16.9	6.5	6.4	19.5	21.5	43.1	44.8
3	—	—	5.9	4.3	3.4	1.6	11.7	10.6	21.0	16.5
4	14.3	15.7	2.6	0.2	0.3	0.2	7.0	8.0	24.2	24.1
5	—	—	34.9	24.7	0.4	0.4	1.2	1.5	36.5	26.6
6	—	—	138.8	83.2	2.4	2.1	0.4	0.4	141.6	85.7
Total by rating	**4,915.4**	**4,522.7**	**591.5**	**473.8**	**332.0**	**283.3**	**461.2**	**428.6**	**6,300.1**	**5,708.4**

(in millions USD)	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
ARO Rating [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	4,897.4	4,503.3	5.2	5.0	0.1	0.1	—	—	4,902.7	4,508.4
AA	0.4	0.4	19.9	18.3	0.4	0.4	6.5	6.5	27.2	25.6
A	3.3	3.3	9.1	8.8	2.7	2.6	16.4	17.0	31.5	31.7
BBB	—	—	52.5	52.2	9.0	9.1	36.7	39.0	98.2	100.3
BB	—	—	56.3	51.3	9.9	9.7	18.1	18.8	84.3	79.8
B and below	14.3	15.7	448.5	338.2	309.9	261.4	383.5	347.3	1,156.2	962.6
Total by rating	**4,915.4**	**4,522.7**	**591.5**	**473.8**	**332.0**	**283.3**	**461.2**	**428.6**	**6,300.1**	**5,708.4**

(in millions USD)	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
Origination Year [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	189.9	190.7	—	—	—	—	—	—	189.9	190.7
2014	420.1	416.7	—	—	—	—	—	—	420.1	416.7
2013	903.7	886.9	—	—	—	—	—	—	903.7	886.9
2012	613.4	615.8	—	—	—	—	—	—	613.4	615.8
2011	673.1	650.7	—	—	—	—	—	—	673.1	650.7
2010	519.3	499.2	15.5	15.0	—	—	—	—	534.8	514.2
2009	171.3	169.4	4.4	4.5	—	—	—	—	175.7	173.9
2008	123.0	113.1	—	—	—	—	—	—	123.0	113.1
2007	283.1	255.3	117.1	104.3	77.1	66.4	138.5	120.3	615.8	546.3
2006	332.9	246.8	155.4	92.2	112.8	87.6	121.8	106.8	722.9	533.4
2005 and prior	685.6	478.1	299.1	257.8	142.1	129.3	200.9	201.5	1,327.7	1,066.7
Total by origination year	**4,915.4**	**4,522.7**	**591.5**	**473.8**	**332.0**	**283.3**	**461.2**	**428.6**	**6,300.1**	**5,708.4**

(1) Subprime mortgage-backed securities are included in RMBS under this presentation.

(2) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to the page in "Additional Information" section.

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Voya Financial
CMBS and Other Asset-Backed Securities Summary

As of December 31, 2015

CMBS by Rating and Origination Year

(in millions USD)	AAA		AA		A		BBB		BB		B & Below		Total	
Origination Year [3]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	687.5	685.1	47.7	47.7	12.7	12.7	—	—	—	—	—	—	747.9	745.5
2014	729.9	714.1	7.6	7.6	1.0	1.0	—	—	—	—	—	—	738.5	722.7
2013	551.5	518.3	—	—	3.1	3.1	—	—	—	—	—	—	554.6	521.4
2012	19.6	19.3	—	—	—	—	—	—	—	—	—	—	19.6	19.3
2011	46.0	45.9	—	—	—	—	—	—	—	—	—	—	46.0	45.9
2010	16.9	16.7	0.2	0.2	—	—	—	—	—	—	—	—	17.1	16.9
2008	—	—	—	—	—	—	—	—	10.3	9.6	—	—	10.3	9.6
2007	120.6	116.9	271.2	263.8	118.4	115.1	196.2	190.7	232.2	213.4	125.1	112.6	1,063.7	1,012.5
2006	317.7	315.8	97.0	95.6	163.2	161.2	142.1	138.2	51.0	49.5	41.2	33.5	812.2	793.8
2005 and prior	26.3	26.1	—	—	33.4	33.5	0.7	0.7	8.5	8.2	13.8	11.7	82.7	80.2
Total by origination year	**2,516.0**	**2,458.2**	**423.7**	**414.9**	**331.8**	**326.6**	**339.0**	**329.6**	**302.0**	**280.7**	**180.1**	**157.8**	**4,092.6**	**3,967.8**

Other Asset-Backed Securities [1] by Rating and Classification

(in millions USD)	Credit Card Receivables		Automobile Receivables		CLO's [2]		Other		Total	
ARO Rating [3]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	387.0	380.7	121.9	122.1	10.0	10.0	97.6	94.5	616.5	607.3
AA	—	—	—	—	—	—	2.7	2.4	2.7	2.4
A	—	—	—	—	—	—	13.4	13.6	13.4	13.6
BBB	—	—	—	—	—	—	52.0	51.2	52.0	51.2
BB	—	—	—	—	—	—	18.2	16.9	18.2	16.9
B and below	—	—	—	—	—	—	—	—	—	—
Total by rating	**387.0**	**380.7**	**121.9**	**122.1**	**10.0**	**10.0**	**183.9**	**178.6**	**702.8**	**691.4**

(in millions USD)	Credit Card Receivables		Automobile Receivables		CLO's [2]		Other		Total	
NAIC Designation [3]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	387.0	380.7	121.9	122.1	10.0	10.0	152.0	148.8	670.9	661.6
2	—	—	—	—	—	—	12.8	11.6	12.8	11.6
3	—	—	—	—	—	—	7.0	6.6	7.0	6.6
4	—	—	—	—	—	—	12.1	11.6	12.1	11.6
5	—	—	—	—	—	—	—	—	—	—
6	—	—	—	—	—	—	—	—	—	—
Total by rating	**387.0**	**380.7**	**121.9**	**122.1**	**10.0**	**10.0**	**183.9**	**178.6**	**702.8**	**691.4**

[1] Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.
[2] Excludes consolidated CLO's
[3] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Voya Financial

Mortgage Loans on Real Estate

(in millions USD)	Balances as of									
	12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Region [1]										
Pacific	2,605.3	24.9%	2,708.1	25.3%	2,649.2	25.5%	2,566.5	25.2%	2,395.9	24.6%
South Atlantic	2,318.9	22.2%	2,321.3	21.6%	2,272.3	21.9%	2,214.7	21.7%	2,028.0	20.7%
Middle Atlantic	1,499.1	14.3%	1,506.3	14.0%	1,429.4	13.8%	1,447.0	14.2%	1,402.0	14.3%
East North Central	1,103.3	10.6%	1,137.6	10.6%	1,035.7	10.0%	1,049.5	10.3%	1,030.8	10.5%
West South Central	1,103.7	10.6%	1,235.5	11.5%	1,171.4	11.3%	1,145.7	11.2%	1,147.7	11.7%
Mountain	924.2	8.8%	913.7	8.5%	867.1	8.4%	852.9	8.4%	832.2	8.5%
West North Central	488.8	4.7%	497.8	4.7%	505.4	4.9%	501.8	4.9%	514.0	5.2%
New England	222.8	2.1%	228.6	2.1%	230.5	2.2%	204.8	2.0%	197.0	2.0%
East South Central	184.6	1.8%	181.6	1.7%	208.5	2.0%	214.3	2.1%	249.3	2.5%
Total Commercial Mortgage Loans	**10,450.7**	**100.0%**	**10,730.5**	**100.0%**	**10,369.5**	**100.0%**	**10,197.2**	**100.0%**	**9,796.9**	**100.0%**
Property Type [1]										
Industrial	2,161.3	20.7%	2,481.7	23.1%	2,363.8	22.8%	2,177.7	21.4%	2,283.0	23.3%
Retail	3,672.8	35.1%	3,714.7	34.6%	3,717.1	35.8%	3,539.2	34.6%	3,408.4	34.8%
Office	1,617.7	15.5%	1,583.8	14.8%	1,406.5	13.6%	1,274.7	12.5%	1,246.5	12.7%
Apartments	1,942.9	18.6%	1,886.6	17.6%	1,823.0	17.6%	1,762.3	17.3%	1,680.7	17.2%
Hotel/Motel	425.0	4.1%	428.0	4.0%	399.3	3.9%	387.3	3.8%	382.7	3.9%
Other	525.9	5.0%	530.1	4.9%	553.6	5.3%	752.3	7.4%	449.1	4.6%
Mixed Use	105.1	1.0%	105.6	1.0%	106.2	1.0%	303.7	3.0%	346.5	3.5%
Total Commercial Mortgage Loans	**10,450.7**	**100.0%**	**10,730.5**	**100.0%**	**10,369.5**	**100.0%**	**10,197.2**	**100.0%**	**9,796.9**	**100.0%**
Loan Size [1]										
Under $5 million	1,181.3	11.3%	1,266.7	12.1%	1,318.2	12.7%	1,376.2	13.5%	1,383.3	14.1%
$5 million but less than $10 million	1,586.6	15.2%	1,605.9	15.4%	1,618.2	15.6%	1,584.6	15.5%	1,543.8	15.8%
$10 million but less than $20 million	2,579.0	24.7%	2,548.5	24.4%	2,485.3	24.0%	2,367.2	23.2%	2,370.1	24.2%
$20 million but less than $30 million	1,487.9	14.2%	1,516.3	14.5%	1,500.2	14.5%	1,449.7	14.2%	1,307.9	13.4%
$30 million and over	3,615.9	34.6%	3,793.1	36.3%	3,447.6	33.2%	3,419.5	33.6%	3,191.8	32.5%
Total Commercial Mortgage Loans	**10,450.7**	**100.0%**	**10,730.5**	**102.7%**	**10,369.5**	**100.0%**	**10,197.2**	**100.0%**	**9,796.9**	**100.0%**
Other Stats (as ratios)										
LTV - Origination	60.0%		60.1%		60.1%		60.2%		59.9%	
LTV - Current	53.7%		55.2%		55.8%		55.8%		55.4%	
Debt Service Coverage	2.2		2.1		2.0		2.0		2.0	
Other Stats (in millions USD)										
Allowance for loan losses	3.2		3.3		2.8		2.7		2.8	

(1) Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

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Page 60 of 70

U.S. and Foreign Corporate Securities

Summary of Corporate Securities by Industry Category

(in millions USD)

		Balances as of									
		12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014	
Type	Industry	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	3,670.0	9.0%	3,704.2	8.9%	3,790.4	9.1%	4,084.2	9.3%	4,073.3	9.7%
	Financial	7,436.4	18.3%	7,319.5	17.6%	7,117.7	17.1%	7,661.1	17.4%	7,189.4	17.2%
	Industrial and other companies	22,384.5	55.0%	23,306.7	55.9%	23,367.8	56.2%	23,919.3	54.4%	22,570.2	53.9%
	Utilities	5,957.0	14.6%	6,105.5	14.6%	6,115.7	14.7%	7,048.6	16.0%	6,855.1	16.4%
	Transportation	1,269.5	3.1%	1,259.7	3.0%	1,201.6	2.9%	1,261.4	2.9%	1,153.6	2.8%
	Total by public industries	40,717.4	100.0%	41,695.6	100.0%	41,593.2	100.0%	43,974.6	100.0%	41,841.6	100.0%
Private	Communications	464.0	3.3%	425.1	3.0%	437.1	3.1%	372.5	2.6%	367.9	2.5%
	Financial	931.1	6.7%	977.8	6.9%	1,006.1	7.1%	931.4	6.6%	1,100.4	7.6%
	Industrial and other companies	8,912.5	63.7%	9,037.7	63.6%	9,241.7	64.9%	9,192.4	64.8%	9,363.9	64.8%
	Utilities	3,216.0	23.0%	3,278.6	23.1%	3,049.5	21.5%	3,196.4	22.5%	3,131.4	21.7%
	Transportation	466.1	3.3%	481.7	3.4%	477.1	3.4%	493.7	3.5%	488.5	3.4%
	Total by private industries	13,989.7	100.0%	14,200.9	100.0%	14,211.5	100.0%	14,186.4	100.0%	14,452.1	100.0%
Totals	Communications	4,134.0	7.6%	4,129.3	7.4%	4,227.5	7.6%	4,456.7	7.7%	4,441.2	7.9%
	Financial	8,367.5	15.3%	8,297.3	14.8%	8,123.8	14.6%	8,592.5	14.8%	8,289.8	14.7%
	Industrial and other companies	31,297.0	57.1%	32,344.4	57.9%	32,609.5	58.4%	33,111.7	56.9%	31,934.1	56.8%
	Utilities	9,173.0	16.8%	9,384.1	16.8%	9,165.2	16.4%	10,245.0	17.6%	9,986.5	17.7%
	Transportation	1,735.6	3.2%	1,741.4	3.1%	1,678.7	3.0%	1,755.1	3.0%	1,642.1	2.9%
	Total by industry categories	**54,707.1**	**100.0%**	**55,896.5**	**100.0%**	**55,804.7**	**100.0%**	**58,161.0**	**100.0%**	**56,293.7**	**100.0%**

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Page 61 of 70

Exposure to European Debt-Fixed Maturities and Equity Securities

As of December 31, 2015

	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
(in millions USD)	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Amortized Cost	% of Total
Ireland	—	—%	—	—%	180.9	2.5%	180.9	2.1%	166.4	2.0%
Italy	—	—%	—	—%	290.1	4.0%	290.1	3.4%	282.5	3.4%
Portugal	—	—%	—	—%	10.2	0.1%	10.2	0.1%	8.3	0.1%
Spain	—	—%	—	—%	172.8	2.4%	172.8	2.0%	155.5	1.9%
Total Peripheral Euro-Zone	**—**	**—%**	**—**	**—%**	**654.0**	**9.0%**	**654.0**	**7.6%**	**612.7**	**7.4%**
Austria	—	—%	—	—%	—	—%	—	—%	—	—%
Belgium	36.5	16.3%	—	—%	265.8	3.6%	302.3	3.5%	264.8	3.2%
Bulgaria	—	—%	—	—%	—	—%	—	—%	—	—%
Croatia	27.4	12.2%	—	—%	—	—%	27.4	0.3%	25.7	0.3%
Czech Republic	—	—%	—	—%	10.5	0.1%	10.5	0.1%	10.0	0.1%
Denmark	—	—%	—	—%	116.4	1.6%	116.4	1.4%	115.7	1.4%
Finland	—	—%	—	—%	17.4	0.2%	17.4	0.2%	17.0	0.2%
France	—	—%	145.3	15.0%	452.4	6.2%	597.7	7.0%	572.9	6.9%
Germany	—	—%	25.0	2.6%	715.1	9.7%	740.1	8.7%	729.8	8.8%
Hungary	—	—%	—	—%	—	—%	—	—%	—	—%
Iceland	—	—%	—	—%	—	—%	—	—%	—	—%
Kazakhstan	43.5	19.4%	1.1	0.1%	21.0	0.3%	65.6	0.8%	66.5	0.8%
Latvia	4.7	2.1%	—	—%	—	—%	4.7	0.1%	4.5	0.1%
Lithuania	33.9	15.1%	—	—%	—	—%	33.9	0.4%	30.2	0.4%
Luxembourg	—	—%	—	—%	6.2	0.1%	6.2	0.1%	6.2	0.1%
Netherlands	—	—%	149.7	15.5%	917.1	12.5%	1,066.8	12.5%	1,045.2	12.6%
Norway	—	—%	—	—%	266.1	3.6%	266.1	3.1%	263.4	3.2%
Russian Federation	55.6	24.7%	5.0	0.5%	87.3	1.2%	147.9	1.7%	141.4	1.7%
Slovakia	5.5	2.5%	—	—%	—	—%	5.5	0.1%	5.0	0.1%
Slovenia	—	—%	—	—%	—	—%	—	—%	—	—%
Sweden	—	—%	33.0	3.4%	81.8	1.1%	114.8	1.3%	109.3	1.3%
Switzerland	—	—%	267.4	27.7%	651.7	8.9%	919.1	10.8%	879.1	10.6%
Turkey	17.3	7.7%	—	—%	58.7	0.8%	76.0	0.9%	76.3	0.9%
United Kingdom	—	—%	339.5	35.2%	3,017.0	41.1%	3,356.5	39.4%	3,295.6	39.9%
Total Non-Peripheral Europe	**224.4**	**100.0%**	**966.0**	**100.0%**	**6,684.5**	**91.0%**	**7,874.9**	**92.4%**	**7,658.6**	**92.6%**
Total Europe	**224.4**	**100.0%**	**966.0**	**100.0%**	**7,338.5**	**100.0%**	**8,528.9**	**100.0%**	**8,271.3**	**100.0%**

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Additional Information

Page 63 of 70

Voya Financial
Adjustments to Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2015	12/31/2014
DAC/VOBA and other intangibles unlocking							
Retirement	11.7	(48.2)	3.5	(4.2)	4.6	(37.2)	(30.0)
Annuities	10.9	(12.9)	5.0	9.5	(1.1)	12.5	26.4
Investment Management	—	—	—	—	—	—	—
Individual Life	5.5	(29.4)	(14.6)	0.1	5.5	(38.4)	(10.2)
Employee Benefits	(0.2)	(2.6)	(0.9)	(0.7)	—	(4.4)	(7.8)
Ongoing Business	**27.9**	**(93.1)**	**(7.0)**	**4.7**	**9.0**	**(67.5)**	**(21.6)**
Corporate	—	—	—	—	—	—	—
Total Closed Blocks	—	—	—	—	—	—	—
Total DAC/VOBA and other intangibles unlocking	**27.9**	**(93.1)**	**(7.0)**	**4.7**	**9.0**	**(67.5)**	**(21.6)**
Additional adjustments [(1)]							
Retirement	—	—	—	—	—	—	—
Annuities	—	—	—	—	—	—	—
Investment Management	—	—	—	—	—	—	—
Individual Life	—	—	—	—	20.0	—	20.0
Employee Benefits	—	—	—	—	—	—	—
Ongoing Business	**—**	**—**	**—**	**—**	**20.0**	**—**	**20.0**
Corporate	(48.5)	(46.5)	(49.9)	(48.0)	(47.4)	(192.9)	(184.0)
Total Closed Blocks	—	—	—	—	—	—	—
Total additional adjustments	**(48.5)**	**(46.5)**	**(49.9)**	**(48.0)**	**(27.4)**	**(192.9)**	**(164.0)**
Total adjustments to operating earnings							
Retirement	11.7	(48.2)	3.5	(4.2)	4.6	(37.2)	(30.0)
Annuities	10.9	(12.9)	5.0	9.5	(1.1)	12.5	26.4
Investment Management	—	—	—	—	—	—	—
Individual Life	5.5	(29.4)	(14.6)	0.1	25.5	(38.4)	9.8
Employee Benefits	(0.2)	(2.6)	(0.9)	(0.7)	—	(4.4)	(7.8)
Ongoing Business	**27.9**	**(93.1)**	**(7.0)**	**4.7**	**29.0**	**(67.5)**	**(1.6)**
Corporate	(48.5)	(46.5)	(49.9)	(48.0)	(47.4)	(192.9)	(184.0)
Total Closed Blocks	—	—	—	—	—	—	—
Total adjustments to operating earnings	**(20.6)**	**(139.6)**	**(56.9)**	**(43.3)**	**(18.4)**	**(260.4)**	**(185.6)**

[(1)] Includes the impact of interest expenses, the Net gain (loss) from Lehman Recovery/LIHTC, and the Gain on reinsurance recapture.

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Voya Financial
Page 64 of 70

Calculation and Reconciliation of ROE and ROC

(in millions USD, unless otherwise indicated)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Twelve Months Ended 12/31/2015	12/31/2014
GAAP Return on Equity:							
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**(106.8)**	**40.3**	**285.2**	**189.6**	**1,378.8**	**408.3**	**2,295.0**
Voya Financial, Inc. shareholders' equity: end of period	13,436	14,286	14,856	16,144	16,146	13,436	16,144
Voya Financial, Inc. shareholders' equity: average for period	13,861	14,571	15,500	16,145	15,393	15,019	14,571
GAAP Return on Equity	**(3.1)%**	**1.1%**	**7.4%**	**4.7%**	**35.8%**	**2.7%**	**15.8%**
Ongoing Business Adjusted Operating Return on Capital and Adjusted Operating Return on Equity:							
Ongoing Business adjusted operating earnings before income taxes	340.6	303.1	318.8	319.3	392.8	1,281.8	1,377.9
Income taxes on adjusted operating earnings [1]	(109.0)	(97.0)	(102.0)	(102.2)	(137.5)	(410.3)	(482.2)
Ongoing Business adjusted operating earnings after income taxes	231.6	206.1	216.8	217.1	255.3	871.5	895.7
Interest expense after-tax [2]	(19.7)	(20.6)	(20.9)	(20.9)	(18.7)	(82.1)	(77.3)
Ongoing Business adjusted operating earnings after income taxes and interest expense	**211.9**	**185.5**	**195.9**	**196.2**	**236.6**	**789.4**	**818.4**
End of period capital for Ongoing Business	**8,377**	**8,643**	**8,841**	**8,864**	**8,777**	**8,377**	**8,777**
Average capital for Ongoing Business	8,377	8,743	8,852	8,819	8,763	8,697	9,028
Average debt (based on 25% debt-to-capital ratio)	(2,094)	(2,186)	(2,213)	(2,205)	(2,191)	(2,175)	(2,257)
Average equity for Ongoing Business	**6,283**	**6,557**	**6,639**	**6,614**	**6,572**	**6,522**	**6,771**
Adjusted Operating Return on Capital for Ongoing Business	**11.1 %**	**9.4%**	**9.8%**	**9.8%**	**11.7%**	**10.0%**	**9.9%**
Adjusted Operating Return on Equity for Ongoing Business [2]	**13.5 %**	**11.3%**	**11.8%**	**11.9%**	**14.4%**	**12.1%**	**12.1%**

(1) Assumes 32% tax rate for 2015 and 35% tax rate for 2014.

(2) Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented.

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Voya Financial
Operating Revenues by Segment

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Operating revenues							
Retirement	662.5	1,137.3	593.8	600.5	630.3	2,994.1	2,427.4
Annuities	322.2	314.4	310.4	315.6	323.6	1,262.6	1,353.4
Investment Management	147.9	152.6	158.6	163.1	163.4	622.2	655.4
Individual Life	614.9	670.1	662.9	668.8	646.6	2,616.7	2,717.8
Employee Benefits	383.4	376.7	376.2	370.9	345.7	1,507.2	1,373.0
Ongoing Business	**2,130.9**	**2,651.1**	**2,101.9**	**2,118.9**	**2,109.6**	**9,002.8**	**8,527.0**
Corporate	16.7	14.1	18.6	20.4	19.5	69.8	91.3
Total Closed Blocks	13.8	14.9	16.0	21.9	27.7	66.6	102.7
Total operating revenues	**2,161.4**	**2,680.1**	**2,136.5**	**2,161.2**	**2,156.8**	**9,139.2**	**8,721.0**
Adjustments							
Closed Block Variable Annuity	(127.4)	789.0	658.5	264.4	193.7	1,584.5	1,262.0
Net realized investment gains (losses) and related charges and adjustments	(86.0)	(97.8)	(19.1)	53.1	51.9	(149.8)	216.7
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(38.7)	119.9	44.4	(53.6)	(30.5)	72.0	(30.5)
Revenues (losses) related to business exited through reinsurance or divestment	9.9	27.3	(52.2)	40.6	68.2	25.6	149.3
Revenues (loss) attributable to noncontrolling interests	17.7	146.8	159.8	89.8	0.2	414.1	455.0
Other adjustments to operating revenues [1]	59.9	54.2	66.0	75.5	75.5	255.6	313.4
Total revenue	**1,996.8**	**3,719.5**	**2,993.9**	**2,631.0**	**2,515.8**	**11,341.2**	**11,086.9**

[1] Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, as well as other items where the income is passed on to third parties.

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Investment spread and other investment income:							
Net investment income and net realized gains (losses)							
Retirement	411.9	395.1	382.1	388.9	394.4	1,578.0	1,556.1
Annuities	273.1	264.8	263.2	267.0	280.9	1,068.1	1,109.6
Investment Management	(8.8)	0.4	3.4	6.1	(4.6)	1.1	19.7
Individual Life	217.4	218.8	220.8	222.4	223.5	879.4	885.1
Employee Benefits	26.8	26.8	28.0	26.5	27.8	108.1	111.3
Total Ongoing Business	**920.4**	**905.9**	**897.5**	**910.9**	**922.0**	**3,634.7**	**3,681.8**
Adjustments:							
Interest credited	(528.7)	(530.1)	(519.6)	(515.7)	(529.1)	(2,094.1)	(2,150.6)
Credit facility fees	(2.1)	(2.1)	(2.3)	(2.0)	(2.0)	(8.5)	(10.1)
Other	(3.9)	(3.9)	(3.0)	(4.6)	(4.0)	(15.4)	(16.2)
Total	**(534.7)**	**(536.1)**	**(524.9)**	**(522.3)**	**(535.1)**	**(2,118.0)**	**(2,176.9)**
Ongoing investment spread and other investment income	**385.7**	**369.8**	**372.6**	**388.6**	**386.9**	**1,516.7**	**1,504.9**
Fee based margin:							
Fee income							
Retirement	179.4	180.9	188.9	186.9	194.8	736.1	772.3
Annuities	16.4	16.0	16.0	15.2	14.6	63.6	57.0
Investment Management	145.1	145.0	147.6	146.9	148.7	584.6	591.1
Individual Life	283.1	307.0	287.0	295.3	273.2	1,172.4	1,111.6
Employee Benefits	16.0	21.0	15.5	15.8	15.4	68.3	69.6
Total	**640.0**	**669.9**	**655.0**	**660.1**	**646.7**	**2,625.0**	**2,601.6**
Other revenue							
Retirement	15.8	17.7	19.1	14.0	19.3	66.6	72.4
Annuities	3.5	3.5	3.9	3.6	3.4	14.5	17.8
Investment Management	11.6	7.2	7.6	10.1	19.3	36.5	44.6
Individual Life	4.6	4.1	3.7	4.5	4.8	16.9	21.5
Employee Benefits	(1.4)	(1.3)	(1.7)	(1.4)	(0.9)	(5.8)	(4.1)
Total	**34.1**	**31.2**	**32.6**	**30.8**	**45.9**	**128.7**	**152.2**
Total Ongoing Business	**674.1**	**701.1**	**687.6**	**690.9**	**692.6**	**2,753.7**	**2,753.8**
Adjustments:							
Surrender fees and MVA charges	0.1	(6.8)	(7.2)	(2.3)	(5.2)	(16.2)	(28.3)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(293.8)	(322.5)	(297.0)	(305.4)	(282.9)	(1,218.7)	(1,156.1)
Other	(3.1)	0.9	(0.3)	(1.2)	(1.0)	(3.7)	(9.6)
Total	**(296.8)**	**(328.4)**	**(304.5)**	**(308.9)**	**(289.1)**	**(1,238.6)**	**(1,194.0)**
Ongoing fee based margin	**377.3**	**372.7**	**383.1**	**382.0**	**403.5**	**1,515.1**	**1,559.8**

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Voya Financial

Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2015	12/31/2014
Net underwriting gain (loss) and other revenue:							
Premiums							
Retirement	55.4	543.6	3.7	10.7	21.8	613.4	26.6
Annuities	29.2	30.1	27.3	29.8	24.7	116.4	169.0
Investment Management		—	—	—	—	—	—
Individual Life	109.8	140.2	151.4	146.6	145.1	548.0	699.6
Employee Benefits	342.0	330.2	334.4	330.0	303.4	1,336.6	1,196.2
Total	**536.4**	**1,044.1**	**516.8**	**517.1**	**495.0**	**2,614.4**	**2,091.4**
Interest credited and other policyholder benefits							
Retirement	(278.6)	(759.9)	(214.2)	(216.6)	(230.9)	(1,469.3)	(860.3)
Annuities	(179.2)	(166.0)	(177.3)	(175.4)	(181.8)	(697.9)	(813.1)
Investment Management		—	—	—	—	—	—
Individual Life	(409.4)	(527.5)	(495.8)	(490.6)	(455.7)	(1,923.3)	(2,115.6)
Employee Benefits	(282.3)	(252.7)	(260.1)	(255.4)	(220.9)	(1,050.5)	(940.7)
Total	**(1,149.5)**	**(1,706.1)**	**(1,147.4)**	**(1,138.0)**	**(1,089.3)**	**(5,141.0)**	**(4,729.7)**
Total Ongoing Business	**(613.1)**	**(662.0)**	**(630.6)**	**(620.9)**	**(594.3)**	**(2,526.6)**	**(2,638.3)**
Adjustments:							
Interest credited	528.7	530.1	519.6	515.7	529.1	2,094.1	2,150.6
Surrender fees and MVA charges	(0.1)	6.8	7.2	2.3	5.2	16.2	28.3
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	305.9	307.1	294.4	306.2	301.1	1,213.6	1,180.5
Sales inducements amortization and unlocking	9.1	13.7	9.0	7.2	9.6	39.0	30.3
FAS 113 and SOP 03-1 amortization and unlocking	(2.9)	25.2	15.1	(0.2)	18.0	37.2	138.6
Credit facility fees	(18.9)	(22.7)	(21.8)	(21.6)	(21.1)	(85.0)	(88.0)
Other	5.6	(3.4)	4.2	2.4	3.4	8.8	23.5
Total	**827.4**	**856.8**	**827.7**	**812.0**	**845.3**	**3,323.9**	**3,463.8**
Ongoing net underwriting gain (loss) and other revenue	**214.3**	**194.8**	**197.1**	**191.1**	**251.0**	**797.3**	**825.5**

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Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended 12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	Year-to-Date 12/31/2015	12/31/2014
Administrative expenses and trail commissions:							
Operating and interest expense							
Retirement	(217.9)	(210.6)	(221.3)	(219.8)	(214.3)	(869.6)	(866.2)
Annuities	(38.2)	(38.1)	(38.4)	(37.6)	(32.9)	(152.3)	(139.8)
Investment Management	(105.5)	(107.0)	(111.6)	(116.2)	(116.4)	(440.3)	(445.1)
Individual Life	(84.0)	(90.1)	(85.4)	(92.3)	(83.5)	(351.8)	(359.2)
Employee Benefits	(74.3)	(71.2)	(73.3)	(70.3)	(64.5)	(289.1)	(254.7)
Total Ongoing Business	**(519.9)**	**(517.0)**	**(530.0)**	**(536.2)**	**(511.6)**	**(2,103.1)**	**(2,065.0)**
Adjustments:							
Credit facility fees	21.0	24.8	24.1	23.6	23.1	93.5	98.1
Other	1.2	3.0	(0.7)	3.5	1.5	7.0	2.8
Total	**22.2**	**27.8**	**23.4**	**27.1**	**24.6**	**100.5**	**100.9**
Ongoing administrative expenses and trail commissions	**(497.7)**	**(489.2)**	**(506.7)**	**(509.1)**	**(487.0)**	**(2,002.6)**	**(1,964.1)**
DAC/VOBA and other intangibles amortization and unlocking:							
Net amortization of DAC/VOBA							
Retirement	(28.8)	(86.3)	(29.9)	(39.6)	(35.2)	(184.6)	(183.1)
Annuities	(41.9)	(59.8)	(33.7)	(34.0)	(44.2)	(169.4)	(138.5)
Investment Management		—	—	—	—	—	—
Individual Life	(19.1)	(63.3)	(44.0)	(42.5)	(4.4)	(168.9)	(5.7)
Employee Benefits	(3.2)	(8.6)	(5.1)	(4.6)	(3.1)	(21.5)	(28.7)
Total Ongoing Business	**(93.0)**	**(218.0)**	**(112.7)**	**(120.7)**	**(86.9)**	**(544.4)**	**(356.0)**
Adjustments:							
Sales inducements amortization and unlocking	(9.1)	(13.7)	(9.0)	(7.2)	(9.6)	(39.0)	(30.3)
FAS 113 and SOP 03-1 amortization and unlocking	2.9	(25.2)	(15.1)	0.2	(18.0)	(37.2)	(138.6)
Unearned revenue reserve amortization and unlocking	(12.1)	15.4	2.6	(0.8)	(18.2)	5.1	(24.4)
Other	0.1	3.4	(0.2)	(0.1)	0.1	3.2	(0.5)
Total	**(18.2)**	**(20.1)**	**(21.7)**	**(7.9)**	**(45.7)**	**(67.9)**	**(193.8)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(111.2)**	**(238.1)**	**(134.4)**	**(128.6)**	**(132.6)**	**(612.3)**	**(549.8)**

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Voya Financial
Page 69 of 70

Fixed Maturity Securities - Businesses Exited Through Reinsurance

(in millions USD)	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
	Balances as of				
Fixed Maturity Securities - Businesses Exited Through Reinsurance					
By Security Sector:					
U.S. Government agencies and authorities	49.7	82.5	61.9	71.1	70.3
U.S. Corporate - Public	1,064.7	1,337.8	1,353.0	1,411.8	1,397.3
Foreign Government / Agency	—	—	—	—	—
Foreign Corporate - Public	175.9	183.0	192.3	203.6	201.4
State, municipalities and political subdivisions	88.4	105.4	106.5	114.1	112.7
Residential mortgaged-backed securities:					
Agency	28.5	55.6	61.5	68.1	70.0
Non - Agency	73.3	76.6	79.1	88.0	99.1
Total Residential mortgage-backed securities	**101.8**	**132.2**	**140.6**	**156.1**	**169.1**
Commercial mortgage-backed securities	120.0	124.1	69.0	74.6	81.4
Other asset-backed securities	23.9	42.8	93.4	93.2	93.0
Total fixed maturities, including securities pledged [1]	**1,624.4**	**2,007.8**	**2,016.7**	**2,124.5**	**2,125.2**

Fixed Maturity Securities - Businesses Exited Through Reinsurance	Balance as of December 31, 2015						
By ARO Rating:	Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	28.5	28.5	—	—	—	—	—
Non - Agency	73.3	—	—	0.2	0.1	—	73.0
Total Residential mortgage-backed securities	**101.8**	**28.5**	**—**	**0.2**	**0.1**	**—**	**73.0**
Commercial mortgage-backed securities	120.0	26.7	61.5	21.4	3.7	—	6.7
Other asset-backed securities	23.9	13.2	—	—	10.7	—	—
Total Structured securities	**245.7**	**68.4**	**61.5**	**21.6**	**14.5**	**—**	**79.7**
Non-structured securities	1,378.7	97.0	158.9	580.3	538.7	—	3.8
Total fixed maturities, including securities pledged [1]	**1,624.4**	**165.4**	**220.4**	**601.9**	**553.2**	**—**	**83.5**

Fixed Maturity Securities - Businesses Exited Through Reinsurance	Balance as of December 31, 2015						
By NAIC Designation:	Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	28.5	28.5	—	—	—	—	—
Non - Agency	73.3	73.3	—	—	—	—	—
Total Residential mortgage-backed securities	**101.8**	**101.8**	**—**	**—**	**—**	**—**	**—**
Commercial mortgage-backed securities	120.0	120.0	—	—	—	—	—
Other asset-backed securities	23.9	23.9	—	—	—	—	—
Total Structured securities	**245.7**	**245.7**	**—**	**—**	**—**	**—**	**—**
Non-structured securities	1,378.7	836.6	538.3	—	3.8	—	—
Total fixed maturities, including securities pledged [1]	**1,624.4**	**1,082.3**	**538.3**	**—**	**3.8**	**—**	**—**

[1] Total investments, after consolidation (refer to the "Portfolio Composition" page), include amounts related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.

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Ratings

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
Voya Retirement Insurance and Annuity Company	A	A	A	A2
Voya Insurance and Annuity Company	A	A	A	A2
Midwestern United Life Insurance Company	A-	NR	A	NR
ReliaStar Life Insurance Company	A	A	A	A2
ReliaStar Life Insurance Company of New York	A	A	A	A2
Security Life of Denver Insurance Company	A	A	A	A2
Credit Ratings				
Voya Financial, Inc.				
Long-Term Issuer Credit	bbb	BBB+	BBB	Baa2
Long-Term Senior Unsecured Debt	bbb	BBB	BBB	Baa2
Junior Subordinated Debt	bb+	BB+	BB+	Baa3 (hyb)
Voya Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB	Baa2

Investor Information

Corporate Offices:

Voya Financial
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Christopher Breslin
212-309-8941
Christopher.Breslin@voya.com

Web Site:
investors.voya.com

Investor Contact:

Darin Arita
212-309-8999
IR@voya.com

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